                                                                    EXHIBIT 10.3

                           LOAN AND SECURITY AGREEMENT
                                  BY AND AMONG

                    CONGRESS FINANCIAL CORPORATION (CENTRAL)
                                   AS LENDER,
                                  FANSTEEL INC.
                               AS A BORROWER, AND

                          WELLMAN DYNAMICS CORPORATION
                                  AS A BORROWER

                             DATED: JANUARY 23, 2004

                                TABLE OF CONTENTS

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      9.19.         After-Acquired Real Property..................................................ERROR! BOOKMARK NOT DEFINED.

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                                    INDEX TO
                             EXHIBITS AND SCHEDULES

                  Exhibit A                 Information Certificate

                  Exhibit B                 Compliance Certificate

                  Schedule 1.27             Eligible Equipment Locations

                  Schedule 1.74             Mortgaged Real Property

                  Schedule 1.99             Permitted Holders

                           LOAN AND SECURITY AGREEMENT

         This Loan and Security Agreement dated January 23, 2004 is entered into by and among Congress Financial Corporation (Central), an Illinois corporation
("Lender") and Fansteel Inc., a Delaware corporation ("Fansteel") and Wellman
Dynamics Corporation, a Delaware corporation ("Wellman"; Fansteel and Wellman are collectively "Borrowers" and each individually is a "Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrowers have requested that Lender enter into financing arrangements with Borrowers pursuant to which Lender may make loans and provide other financial accommodations to Borrowers; and

         WHEREAS, Lender is willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                             SECTION 1. DEFINITIONS

         For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

         Section 1.01 "Accounts" shall mean, with respect to a Borrower, all present and future rights of such Borrower to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d)

                                      -iv-

arising out of the use of a credit or charge card or information contained on or for use with the card.

         Section 1.02 "Affiliate" shall mean, with respect to a specified
Person, any other Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person; (b) which beneficially owns or holds five percent (5%) or more of any class of the Voting Stock or other equity interest of such specified person; or (c) of which five percent (5%) or more of the Voting Stock or other equity interest is beneficially owned or held by such specified person or a
Subsidiary of such specified person. For purposes of this definition, "control"
(including, with correlative meanings, the terms "controlling", "controlled by"
and "under common control with") when used with respect to any specified person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of Voting Stock, by agreement or otherwise. "Affiliates"
of Fansteel shall include, without limitation, each Special Purpose Company.

         Section 1.03 "Amended Decommissioning Plan" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.04 "Available General Unsecured Cash" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.05 "Avoidance Action Cash" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.06 "Bankruptcy Code" shall mean the United States Bankruptcy
Code, 11 U.S.C. ss. 101 et seq., as in effect from time to time.

         Section 1.07 "Bankruptcy Court" shall mean the United States District
Court for the District of Delaware.

         Section 1.08 "Blocked Accounts" has the meaning set forth in Section
6.3 hereof.

         Section 1.09 "Borrower Representative" shall mean Fansteel.

         Section 1.10 "Borrowing Base" shall mean, at any time, as to each
Borrower, the amount equal to: (a) eighty-five percent (85%) of the Net Amount of Eligible Accounts of such Borrower, plus (b) the lesser of (i) seventy percent (70%) of the Net Orderly Liquidation Value of the Eligible Equipment of
such Borrower and (ii) the Equipment Sublimit for such Borrower, less (c) any
Reserves attributable to such Borrower.

         Section 1.11 "Business Day" shall mean any day other than a Saturday,
Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York or the State of North Carolina,
and a day on which the Reference Bank and Lender are open for the transaction of business.

         Section 1.12 "Capital Leases" shall mean, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by

                                      -2-

such Person as lessee which in accordance with GAAP is required to be reflected as a liability on the balance sheet of such Person.

         Section 1.13 "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, partnership interests or limited liability company interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

         Section 1.14 "Cash Equivalents" shall mean, at any time, (a) any evidence of Indebtedness with a maturity date of ninety (90) days or less issued or directly and fully guaranteed or insured by the United States of America of any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) certificates of deposit or bankers' acceptances with a maturity of ninety (90) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than
$250,000,000; (c) commercial paper (including variable rate demand notes) with a maturity of ninety (90) days or less issued by a corporation (except an
Affiliate of a Borrower) organized under the laws of any State of the United
States of America or the District of Columbia and rated at least A-1 by Standard
& Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. or at least P-1 by Moody's Investors Service, Inc.; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than
$250,000,000; (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit to the United States of America, in each case maturing within ninety (90) days or less from the date of acquisition;
provided, that, the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with
Securities Dealers and Others, as adopted by the Comptroller of the Currency on
October 31, 1985; and (f) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through (e) above.

         Section 1.15 "Change of Control" shall mean (a) the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of any Borrower to any Person or group (as such term is used in Section
13(d)(3) of the Exchange Act); (b) the liquidation or dissolution of any
Borrower or the adoption of a plan by the stockholders of any Borrower relating to the dissolution or liquidation of such Borrower; (c) the failure of Fansteel to own one hundred percent (100%) of the voting power and the issued and outstanding capital stock of Wellman and any other direct or indirect wholly-owned Subsidiary of Fansteel as of the date of this Agreement; (d) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), except for one or more Permitted Holders, of beneficial ownership, directly or indirectly, of fifty percent (50%) or more of the voting power of the total outstanding Voting Stock of Fansteel or the Board of
Directors of Fansteel; or (e) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of
Directors of Fansteel (together with any new directors who have been appointed by

                                      -3-

any Permitted Holder, or whose nomination for election by the stockholders of
Fansteel, as the case may be, was approved by a vote of at least sixty-six and two-thirds percent (66 2/3%) of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Fansteel then still in office.

         Section 1.16 "Chapter 11 Debtors" shall mean Fansteel Inc., Chapter 11
Debtor-in-Possession, Fansteel Holdings, Inc., Chapter 11 Debtor-in-Possession,
Custom Technologies Corp., Chapter 11 Debtor-in-Possession, Escast, Inc.,
Chapter 11 Debtor-in-Possession, Wellman Dynamics Corporation, Chapter 11
Debtor-in-Possession, Washington Manufacturing Company, Inc., Chapter 11
Debtor-in-Possession, Phoenix Aerospace Corp., Chapter 11 Debtor-in-Possession
and American Sintered Technologies, Inc., Chapter 11 Debtor-in-Possession.

         Section 1.17 "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         Section 1.18 "Collateral" has the meaning set forth in Section 5 hereof.

         Section 1.19 "Collateral Access Agreement" shall mean an agreement in writing, in form and substance satisfactory to Lender, from any lessor of Real
Property to any Borrower, or any other person to whom any Collateral (including
Inventory, Equipment, bills of lading or other documents of title) is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of Lender in such Collateral, agrees to waive any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Lender access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise
Lender's rights and remedies and otherwise deal with such Collateral and, in the case of any consignee or other person who at any time has custody, control or possession of any Collateral, acknowledges that it holds and will hold possession of the Collateral for the benefit of Lender and agrees to follow all instructions of Lender with respect thereto.

         Section 1.20 "Confirmation Order" shall mean the order of the
Bankruptcy Court dated December 23, 2003 confirming the Plan of Reorganization pursuant to Section 1129 of the Bankruptcy Code.

         Section 1.21 "Default" shall mean an act, condition or event which with notice or passage of time or both would constitute an Event of Default.

         Section 1.22 "Deposit Account Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Lender, by and among
Lender, a Borrower and any bank at which any deposit account of such Borrower is at any time maintained which provides that such bank will comply with instructions originated by Lender directing disposition of the funds in the deposit account without further consent by such Borrower and such other terms and conditions as Lender may require, including as to any such agreement with respect to any

                                      -4-

Blocked Account, providing that all items received or deposited in the Blocked
Accounts are the property of Lender, that the bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the bank will wire, or otherwise transfer, in immediately available funds, on a daily basis to the
Lender Payment Account all funds received or deposited into the Blocked
Accounts.

         Section 1.23 "Disclosure Statement" shall mean the First Amended
Disclosure Statement of Chapter 11 Debtors with respect to the Plan of
Reorganization, dated September 18, 2003.

         Section 1.24 "Disputed Claim Reserve" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.25 "EBITDA" shall mean, with respect to any fiscal period, the net earnings of Borrowers and the Special Purpose Companies on a consolidated basis for such fiscal period, minus extraordinary gains included in such net earnings for such fiscal period, plus interest expense, income taxes, depreciation and amortization and non-cash extraordinary losses deducted from such net earnings for such fiscal period, all as determined in accordance with
GAAP.

         Section 1.26 "Eligible Accounts" shall mean, with respect to a
Borrower, Accounts created by such Borrower which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:

         (a) such Accounts arise from the actual and bona fide sale and delivery of goods by such Borrower or rendition of services by such Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

         (b) such Accounts are not unpaid more than sixty (60) days after the original due date for them and such Accounts are not unpaid more than ninety
(90) days after the date of the original invoice for them (except that with respect to Accounts owing by account debtors with special dating terms approved by Lender in advance, such Accounts are not unpaid more than one hundred twenty
(120) days after the date of the original invoice for them and such Accounts are not unpaid more than sixty (60) days after the original due date for them);

         (c) such Accounts comply with the terms and conditions contained in
Section 7.2(b) of this Agreement;

         (d)  such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

         (e) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America or Canada (provided, that, at any time promptly upon Lender's request, such Borrower shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required

                                      -5-

by Lender to perfect the security interests of Lender in those Accounts of an account debtor with its chief executive office or principal place of business in
Canada in accordance with the applicable laws of the Province of Canada in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as Lender may request to enable Lender as secured party with respect thereto to collect such Accounts under the applicable Federal or Provincial laws of Canada) or, at Lender's option, if the chief executive office and principal place of business of the account debtor with respect to such Accounts is located other than in the United
States of America or Canada, then if either: (i) the account debtor has delivered to such Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of
America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and such
Borrower has complied with the terms of Section 5.2(f) hereof with respect to the assignment of the proceeds of such letter of credit to Lender or naming
Lender as transferee beneficiary thereunder, as Lender may specify, or (ii) such
Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

         (f) such Accounts do not consist of progress billings (such that the obligation of the account debtors with respect to such Accounts is conditioned upon such Borrower's satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

         (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute, and does not have, any right of setoff or recoupment against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by such Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Accounts);

         (h) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

         (i) such Accounts are subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

         (j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee, agent or other Affiliate of such Borrower;

         (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any

                                      -6-

State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner reasonably satisfactory to Lender;

         (l) there are no proceedings or actions which, to any Borrower's knowledge, are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition (including, without limitation, any bankruptcy, dissolution, liquidation, reorganization or similar proceeding);

         (m) such Accounts are not evidenced by or arising under any instrument or chattel paper;

         (n) (i) with respect to Accounts not owing by any of Rolls-Royce,
United Technologies and International Engine, such Accounts of a single account debtor or its affiliates do not constitute more than ten percent (10%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Accounts) and (ii) with respect to
Accounts owing by any of Rolls-Royce, United Technologies and International
Engine, such Accounts do not, in either case, constitute more than fifteen percent (15%) of all otherwise Eligible Accounts (but the portion of the
Accounts not in excess of such percentage may be deemed Eligible Accounts) ;

         (o) such Accounts are not owed by an account debtor who has Accounts unpaid more than (i) sixty (60) days after the original due date for them or
(ii) ninety (90) days after the original invoice date for them (except for
Accounts owing by account debtors with special dating terms approved by Lender in advance with respect to which such number of days shall be one hundred twenty
(120) instead of ninety (90)) which together constitute more than fifty (50%)
percent of the total Accounts of such account debtor;

         (p) the account debtor is not located in a state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrower to seek judicial enforcement in such State of payment of such
Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost;

         (q) such Accounts are owed by account debtors whose total indebtedness to such Borrower does not exceed the credit limit with respect to such account debtors as determined by Lender in good faith and after consultation with
Borrowers (but the portion of the Accounts not in excess of such credit limit may be deemed Eligible Accounts, and such credit limit shall only apply to
Accounts arising after the establishment thereof);

         (r) such Accounts do not consist of Unreimbursed Tooling Costs (unless the same are subject to a final invoice that has been accepted and approved by the account debtor and otherwise satisfy the criteria of being an Eligible
Account); and

         (s) such Accounts are owed by account debtors deemed creditworthy at all times by Lender in good faith.

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The criteria for Eligible Accounts set forth above may only be changed and any new criteria for Eligible Accounts may only be established by Lender in good faith based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Lender has no written notice thereof from Borrowers prior to the date hereof, in either case under clause (i) or (ii)
which adversely affects or could reasonably be expected to adversely affect the
Accounts in the good faith determination of Lender. Any Accounts which are not
Eligible Accounts shall nevertheless be part of the Collateral.

         Section 1.27 "Eligible Equipment" shall mean Equipment (i) that is owned and fully paid for by a Borrower and listed in the Equipment Appraisal
(specifically excluding any Equipment obtained after the Closing Date), (ii)
that has not become affixed to any real property (other than Real Property that is owned by a Borrower and subject to a Mortgage) in a manner that would cause such Equipment to be considered a fixture, (iii) with respect to which Lender has a first-priority perfected lien, (iv) that is located at one of the business locations of Borrowers listed on Schedule 1.27 and (v) that is subject to a
Collateral Access Agreement to the extent that such Equipment is located at a business location leased by a Borrower.

         Section 1.28 "Environmental Claims" shall mean all claims, however asserted, by any governmental, regulatory or judicial authority or other Person for violation of any Environmental Law, any Release or any injury to the environment.

         Section 1.29 "Environmental Insurance Claims" shall mean all insurance claims filed by any Borrower or any Borrower's Affiliate in respect of any
Environmental Claim asserted against or in relation to the FLRI Facility, the
FMRI Facility, the NCI Facility, the WI Facility, the Old Southington Superfund
Site located in Southington, Connecticut, the PCB Treatment, Inc. Superfund Site
located in Kansas City, Kansas and in Kansas City, Missouri, the Li Tungsten
Superfund Site located in Glen Cove, New York and/or the Operating Industries,
Inc. Superfund Site Located in Monterey Park, California, in each case to the extent that the proceeds of any such insurance claim are required to be used for the benefit of such Facility in accordance with the terms of the Plan of
Reorganization.

         Section 1.30 "Environmental Laws" shall mean all foreign, Federal,
State and local laws (including common law), legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between any
Borrower and any Governmental Authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term "Environmental Laws"
includes (i) the Federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act,
the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act,
the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of
1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal
Solid Waste

                                      -8-

Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide,
Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974,
(ii) applicable state counterparts to such laws, and (iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any
Hazardous Materials.

         Section 1.31 "Equipment" shall mean, with respect to a Borrower, all of such Borrower's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment and computer hardware and software, whether owned or licensed, and including embedded software, vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

         Section 1.32 "Equipment Appraisal" shall mean the appraisal with respect to Borrowers' Equipment conducted by Hilco Appraisal Services, LLC and dated November 19, 2003.

         Section 1.33 "Equipment Cap" shall mean $2,000,000, provided that (a)
the Equipment Cap will be reduced by $33,333 on the first day of each month
(commencing January 1, 2004) and (b) in addition to the monthly reduction set forth in the foregoing clause (a), the Equipment Cap will be reduced by the amount of any proceeds received from the disposition of any Equipment (excluding any Fansteel Asset Sale Proceeds).

         Section 1.34 "Equipment Sublimit" shall mean, as to each Borrower, at any time, the amount equal to the Equipment Cap minus the then outstanding principal amount of Loans to the other Borrower based on Eligible Equipment.

         Section 1.35 "ERISA" shall mean the Employee Retirement Income Security
Act of 1974, together with all rules, regulations and interpretations thereunder or related thereto.

         Section 1.36 "ERISA Affiliate" shall mean any person required to be aggregated with Borrower or any of its Subsidiaries under Sections 414(b),
414(c), 414(m) or 414(o) of the Code.

         Section 1.37 "ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or
Section 307 of ERISA; (c) the existence with respect to any Plan of an
"accumulated funding deficiency" (as defined in Section 412 of the Code or
Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section
412 of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the occurrence of a
"prohibited transaction" with respect to which any Borrower or any of its
Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code); (f) a complete or partial withdrawal by the any Borrower or any ERISA
Affiliate from a Multiemployer Plan or a cessation of operations which is treated as such a withdrawal or notification that a Multiemployer Plan is in reorganization; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the Pension Benefit

                                      -9-

Guaranty Corporation to terminate a Plan; (h) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (i) the imposition of any liability under Title IV of ERISA, other than the Pension
Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate; and (j) any other event or condition with respect to a Plan including any Plan subject to Title IV of ERISA maintained, or contributed to, by any ERISA Affiliate that results in a material adverse effect on the assets, business or prospects of Borrowers taken as a whole.

         Section 1.38 "Event of Default" shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

         Section 1.39 "Excess Availability" shall mean as to Borrowers in the aggregate, the amount, as determined by Lender, calculated at any time, equal to
(a) the lesser of: (i) the Borrowing Bases of Borrowers in the aggregate and
(ii) the Revolving Loan Limit, minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations of Borrowers, plus (ii) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of
Borrowers which are more than seven (7) days past due as of such time, plus
(iii) the amount of checks issued by Borrowers to pay trade payables and other obligations which are more than seven (7) days past due as of such time, but not yet sent (but without duplication of clause (b)(ii)) and the book overdraft of
Borrowers.

         Section 1.40 "Exchange Act" shall mean the Securities Exchange Act of
1934, together with all rules, regulations and interpretations thereunder or related thereto.

         Section 1.41 "Excluded Collateral" shall mean (a) all Fansteel Asset
Sale Proceeds, (b) all proceeds of any Environmental Insurance Claim, (c) the
Fansteel Asset Sale Proceeds Escrow, (d) the General Unsecured Distribution
Account and proceeds or distributions therefrom, including without limitation the Available General Unsecured Cash, Avoidance Action Cash and any cash held by
Borrowers on account of any Disputed Claim Reserve, (e) any and all proceeds received by a Borrower pursuant to the North Chicago Eminent Domain Option, (f)
the Wellman Sanitary Landfill Account and any and all proceeds received by
Borrowers on account thereof, (g) any proceeds received by a Borrower with respect to any exercise of an eminent domain action (in each case with respect to the foregoing clauses (a) through (g), to the extent that such proceeds, cash or other items are required to be directed or re-directed by Borrowers to a third-party pursuant to the Plan of Reorganization) and (h) all of the Real
Property, Equipment and Inventory owned by or in the control or possession of
Fansteel de Mexico and located in Mexico subject to the lien and security interest of the PBGC pursuant to the Pledge and Bailment Agreement between
Fansteel and the PBGC dated January 23, 2004.

         Section 1.42 "Fansteel Asset Sale Proceeds" has the meaning assigned to such term in the Plan of Reorganization; it being understood that the Fansteel
Asset Sale Proceeds do not include the proceeds of any Eligible Equipment,
Eligible Accounts, any assets located at Wellman's facility in Creston, Iowa, any assets located at Fansteel's facility in Washington, Iowa or any assets located at Fansteel's facility in Emporium, Pennsylvania.

         Section 1.43 "Fansteel Asset Sale Proceeds Escrow" has the meaning assigned to such term in the Plan of Reorganization; it being understood that any funds subject to the

                                      -10-

Fansteel Asset Sale Proceeds do not include the proceeds of any Eligible
Equipment, Eligible Accounts, any assets located at Wellman's facility in
Creston, Iowa, any assets located at Fansteel's facility in Washington, Iowa or any assets located at Fansteel's facility in Emporium, Pennsylvania.

         Section 1.44 "Fansteel de Mexico" shall mean Fansteel de Mexico, S. de
R.L. de C.V., a limited liability company formed under the laws of the United
Mexican States and a Subsidiary of Fansteel.

         Section 1.45 "Financing Agreements" shall mean, collectively, this
Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or any Obligor in connection with this Agreement.

         Section 1.46 "FLRI" shall mean FLRI, Inc., a wholly-owned subsidiary of
Fansteel incorporated on or about the date of this Agreement pursuant to the
Plan of Reorganization.

         Section 1.47 "FLRI Contingent Note" shall mean the non-interest bearing, unsecured note of Fansteel issued pursuant to and in accordance with the Plan of Reorganization to FLRI, if necessary, following additional site characterization at the Lexington Facility, in an aggregate principal amount to be determined by agreement of Fansteel, FLRI, and the KNREPC, reflecting as and to the extent required, the additional costs (in excess of the amount of the
FLRI Primary Note) to remediate contamination at the Lexington Facility.

         Section 1.48 "FLRI Notes" shall mean, collectively, the FLRI Primary
Note and FLRI Contingent Note.

         Section 1.49 "FLRI Primary Note" shall mean the non-interest bearing, unsecured note of Fansteel in aggregate principal amount of $1,780,000, issued pursuant to and in accordance with the Plan of Reorganization to FLRI on or about the date of this Agreement.

         Section 1.50 "FMRI" shall mean FMRI Inc., a wholly-owned subsidiary of
Fansteel incorporated on November 12, 2003 pursuant to the Plan of
Reorganization as a special purpose entity to fulfill all obligations under the
NRC License.

         Section 1.51 "FMRI Contingent Note" shall mean the non-interest bearing, unsecured note of Fansteel issued pursuant to and in accordance with the Plan of Reorganization to FMRI following additional site characterization at the Muskogee Facility, in an aggregate principal amount to be determined by agreement of Fansteel, FMRI, and the NRC, reflecting as and to the extent required, the additional costs (in excess of the costs estimated in the Amended
Decommissioning Plan) to (a) remediate contaminated soils at the Muskogee
Facility and other additional costs required to complete the Amended
Decommissioning Plan and (b) monitor and treat groundwater at the Muskogee
Facility.

         Section 1.52 "FMRI Notes" shall mean, collectively, the FMRI Primary
Note, the FMRI Secondary Note, and the FMRI Contingent Note.

                                      -11-

         Section 1.53 "FMRI Primary Note" shall mean the non-interest bearing, unsecured note of Fansteel in aggregate principal amount of $30,600,000, issued pursuant to and in accordance with the Plan of Reorganization to FMRI on or about the date of this Agreement, to cover the costs of decommissioning the
Muskogee Facility in accordance with the Amended Decommissioning Plan.

         Section 1.54 "FMRI Secondary Note" shall mean the non-interest bearing, unsecured note of Fansteel in aggregate principal amount of $4,200,000, issued pursuant to and in accordance with the Plan of Reorganization to FMRI on or about the date of this Agreement, to cover the estimated costs of groundwater treatment and monitoring at the Muskogee Facility.

         Section 1.55 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the
American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Section 9.17 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered to Lender prior to the date hereof.

         Section 1.56 "General Unsecured Distribution Account" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.57 "Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         Section 1.58 "Hazardous Materials" shall mean any element, compound or chemical that is defined, listed or otherwise classified as a hazardous or toxic substance, material or waste under the Environmental Laws, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biohazardous substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

         Section 1.59 "Indebtedness" shall mean, with respect to any Person, any liability, whether or not contingent, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; (b) representing the deferred and unpaid balance of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate)
created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in

                                      -12-

connection with obtaining goods, materials or services that either is not overdue by more than ninety (90) days is being contested in good faith); (c) all obligations as lessee under leases which have been, or should be, in accordance with GAAP recorded as Capital Leases; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; (e) all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; (f) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker's acceptances or similar documents or instruments issued for such Person's account; and (g) all indebtedness of such Person in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such
Person, all as of such time.

         Section 1.60 "Information Certificate" shall mean the Information
Certificate of each Borrower constituting Exhibit A hereto containing material information with respect to such Borrower, its business and assets provided by or on behalf of such Borrower to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

         Section 1.61 "Intellectual Property" shall mean, with respect to a
Borrower, such Borrower's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing;
inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill
(including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registrations; software and contract rights relating to software, in whatever form created or maintained.

         Section 1.62 "Interest Rate" shall mean a rate equal to one percent
(1.00%) per annum in excess of the Prime Rate; provided, that, notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of three percent (3.00%) per annum in excess of the Prime Rate, at Lender's option, without notice, (a) either (i) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (ii)
for the period from and after the date of the occurrence of any Event of
Default, and for so long as such Event of Default is continuing as determined by
Lender and (b) on the Revolving Loans at any time

                                      -13-

outstanding in excess of the amounts available to Borrowers under Section 2
(whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

         Section 1.63 "Inventory" shall mean, with respect to a Borrower, all of such Borrower's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by such Borrower as lessor; (b) are held by such
Borrower for sale or lease or to be furnished under a contract of service; (c)
are furnished by such Borrower under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

         Section 1.64 "Investment Property Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Lender, by and among
Lender, a Borrower and any securities intermediary, commodity intermediary or other person who has custody, control or possession of any investment property of such Borrower acknowledging that such securities intermediary, commodity intermediary or other person has custody, control or possession of such investment property on behalf of Lender, that it will comply with entitlement orders originated by Lender with respect to such investment property, or other instructions of Lender, or (as the case may be) apply any value distributed on account of any commodity contract as directed by Lender, in each case, without the further consent of such Borrower and including such other terms and conditions as Lender may require.

         Section 1.65 "KNREPC" shall mean the Kentucky Natural Resources and
Environmental Protection Cabinet.

         Section 1.66 "Lender Payment Account" shall mean account no.
5000000030266 of Lender at Wachovia Bank, National Association, or such other account of Lender as Lender may from time to time designate to Borrower
Representative as the Lender Payment Account for purposes of this Agreement.

         Section 1.67 "Letter of Credit Accommodations" shall mean, collectively, the letters of credit, merchandise purchase or other guaranties which are from time to time either (a) issued or opened by Lender for the account of any Borrower or any Obligor or (b) with respect to which Lender has agreed to indemnify the issuer or guaranteed to the issuer the performance by a
Borrower of its obligations to such issuer: sometimes being referred to herein individually as a "Letter of Credit Accommodation"; it being agreed and understood that the "Letter of Credit Accommodations" shall include, without limitation, the Irrevocable Standby Letter of Credit No. SM422043W issued on
July 25, 2002 by Wachovia Bank, National Association in the original amount of
$670,000 (increased to $1,388,000 pursuant to an amendment dated July 7, 2003)
and with an initial expiry date of June 30, 2003 (extended to June 30, 2004 pursuant to the amendment dated July 7, 2003).

         Section 1.68 "Letter of Credit Availability" shall mean as to each
Borrower, the amount, as determined by Lender, calculated at any time, equal to
(a) the lesser of: (i) the Borrowing Base of such Borrower and (ii) the
Revolving Loan Limit, minus (b) the amount of all then outstanding and unpaid
Obligations of Borrowers.

                                      -14-

         Section 1.69 "Lexington Facility" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.70 "License Agreements" has the meaning set forth in Section
8.11 hereof.

         Section 1.71 "Loans" shall mean the Revolving Loans.

         Section 1.72 "Material Contract" shall mean (a) any contract or other agreement (other than the Financing Agreements), written or oral, of a Borrower involving monetary liability of or to any Person in an amount in excess of (i)
$100,000, with respect to long-term contracts with account debtors and (ii)
$500,000, with respect to all other contracts and agreements, in any fiscal year and (b) any other contract or other agreement (other than the Financing
Agreements), whether written or oral, to which any Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto would have a material adverse effect on the business, assets, condition
(financial or otherwise) or results of operations or prospects of Borrower or the validity or enforceability of this Agreement, any of the other Financing
Agreements, or any of the rights and remedies of Lender hereunder or thereunder.

         Section 1.73 "Maximum Credit" shall mean the amount of $10,000,000.

         Section 1.74 "Mortgages" shall mean the mortgages and deeds of trust in favor of Lender encumbering the Real Property described on Schedule 1.74.

         Section 1.75 "Multiemployer Plan" shall mean a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any
Borrower or any ERISA Affiliate.

         Section 1.76 "Muskogee Facility" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.77 "NCI" shall mean North Chicago, Inc., a wholly-owned subsidiary of Fansteel incorporated on or about the date of this Agreement pursuant to the Plan of Reorganization.

         Section 1.78 "NCI Contingent Note" shall mean the non-interest bearing, unsecured note of Fansteel in aggregate principal amount of not more than
$500,000, to be issued pursuant to and in accordance with the Plan of
Reorganization and the North Chicago Consent Decree to NCI, if necessary, to finance the cost of the North Chicago Response Action in excess of $2,025,000.

         Section 1.79 "NCI ED Note" shall mean the unsecured non-interest bearing, unsecured note of Fansteel in the aggregate principal amount of
$700,000 less (x) the costs, if any, of NCI incurred subsequently to the exercise of the North Chicago Eminent Domain Option for any and all reasonable costs incurred by Fansteel and/or NCI to prepare additional revisions necessary to complete the Engineering Evaluation and Cost Analysis (as defined in the Plan of

                                      -15-

Reorganization) for the North Chicago Facility and (y) any amounts paid by
Fansteel under the NCI Primary Note.

         Section 1.80 "NCI Notes" shall mean, collectively, the NCI Primary
Note, the NCI Contingent Note and the NCI ED Note.

         Section 1.81 "NCI Primary Note" shall mean the non-interest bearing, unsecured note of Fansteel in aggregate principal amount of $2,170,000 issued pursuant to and in accordance with the Plan of Reorganization and the North
Chicago Consent Decree to NCI on or about the date of this Agreement.

         Section 1.82 "NCP" shall mean the North Central Pennsylvania Regional
Planning & Development Commission.

         Section 1.83 "NCP Mortgage" shall mean the mortgage on Fansteel's Real
Property in Emporium, Pennsylvania held by NCP.

         Section 1.84 "Net Amount of Eligible Accounts" shall mean the gross face amount of Eligible Accounts less (a) sales, excise or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

         Section 1.85 "Net Orderly Liquidation Value" shall mean, with respect to any item of Equipment, the net orderly liquidation value of such Equipment as determined by an appraiser acceptable to Lender (pursuant to the most recent written appraisal obtained by Lender that is in form and substance acceptable to
Lender and that contains assumptions and other terms acceptable to Lender), net of liquidation expenses and commissions.

         Section 1.86 "North Chicago Consent Decree" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.87 "North Chicago Facility" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.88 "North Chicago Eminent Domain Option" shall mean the agreement by and between Fansteel and the City of North Chicago dated as of
November 13, 2003 pursuant to which the City of North Chicago has an option to acquire the North Chicago Facility for a limited option period.

         Section 1.89 "North Chicago Response Action" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.90 "North Chicago Site Account" has the meaning assigned to such term in the Plan of Reorganization.

         Section 1.91 "NRC" shall mean the United State Nuclear Regulatory
Commission.

                                      -16-

         Section 1.92 "NRC License" has the meaning assigned to such term in the
Plan of Reorganization.

         Section 1.93 "Obligations" shall mean any and all Revolving Loans,
Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrowers to Lender and/or its affiliates, including, without limitation, principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrowers under the Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

         Section 1.94 "Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than
Borrowers.

         Section 1.95 "PBGC" shall mean the Pension Benefit Guaranty
Corporation, a wholly-owned Untied States government corporation created to administer and enforce the provisions of Title IV of ERISA.

         Section 1.96 "PBGC Note" shall mean the non-interest bearing note of
Fansteel, in aggregate principal amount of $9,500,000, issued pursuant to and in accordance with the Plan of Reorganization and the PBGC Agreement (as defined in the Plan of Reorganization) to PBGC on or about the date of this Agreement.

         Section 1.97 "PIDA" shall mean the Pennsylvania Industrial Development
Authority.

         Section 1.98 "PIDA Mortgage" shall mean the mortgage on Fansteel's Real
Property in Emporium, Pennsylvania held by PIDA.

         Section 1.99 "Permitted Holders" shall mean the persons listed on
Schedule 1.99 hereto and their respective successors and assigns.

         Section 1.100 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         Section 1.101 "Plan" shall mean an employee benefit plan (as defined in
Section 3(3) of ERISA) which any Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a
Multiemployer Plan has made contributions at any time during the immediately preceding six (6) plan years.

                                      -17-

         Section 1.102 "Plan of Reorganization" shall mean the Second Amended
Joint Reorganization Plan of Chapter 11 Debtors under Chapter 11 of the United
States Bankruptcy Code, dated December 23, 2003.

         Section 1.103 "Prime Rate" shall mean the rate from time to time publicly announced by Wachovia Bank, National Association, or its successors, as its prime rate, whether or not such announced rate is the best rate available at such bank.

         Section 1.104 "Real Property" shall mean, with respect to a Borrower, all now owned and hereafter acquired Real Property of such Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the Real Property and related assets more particularly described in the Mortgages.

         Section 1.105 "Receivables" shall mean, with respect to a Borrower, all of the following now owned or hereafter arising or acquired property of such
Borrower: (a) all Accounts; (b) all amounts at any time payable to such Borrower in respect of the sale or other disposition by such Borrower of any Account or other obligation for the payment of money; (c) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (d) all payment intangibles of such
Borrower and other contract rights, chattel paper, instruments, notes, and other forms of obligations owing to such Borrower, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual
Property or other general intangibles), rendition of services or from loans or advances by such Borrower or to or for the benefit of any third person
(including loans or advances to any Affiliates or Subsidiaries of such Borrower)
or otherwise associated with any Accounts, Inventory or general intangibles of such Borrower (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to such Borrower in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to such Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which such Borrower is beneficiary).

         Section 1.106 "Records" shall mean, with respect to a Borrower, all of such Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of such Borrower with respect to the foregoing maintained with or by any other person).

         Section 1.107 "Reference Bank" shall mean Wachovia Bank, National
Association, or such other bank as Lender may from time to time designate.

         Section 1.108 "Release" shall mean any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing (including the

                                      -18-

abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) of Hazardous Materials into the environment.

         Section 1.109 "Remedial Action" shall mean all actions necessary or appropriate to clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; prevent or minimize a Release or threatened Release of
Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or any other actions authorized by 42 U.S.C. 9601.

         Section 1.110 "Reserves" shall mean as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of any Borrower or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of any Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof or
(d) in respect of any state of facts which Lender determines in good faith constitutes a Default or an Event of Default. Without limiting the foregoing, it is agreed and understood that the following Reserves shall be established: (i) a
Reserve in respect of the NCP Mortgage in the amount that is owing to NCP and secured by the NCP Mortgage, (provided that such Reserve shall be reduced on a dollar-for-dollar basis upon a reduction of the amount owing to NCP and secured by the NCP Mortgage), (ii) a Reserve in respect of the Timminco UCC in an amount that is equal to the lesser of (1) $85,000 and (2) the amount that is owing by
Fansteel to Timminco from time to time (provided that such Reserve shall be terminated upon the termination of the Timminco UCC) and (iii) Reserves in respect of any equipment lease arrangements of Borrowers pursuant to which a
UCC-1 financing statement has been recorded that identifies the collateral as
"all equipment leased by the secured party to debtor" or the like, in an amount equal to the amount owing by the applicable Borrower to the applicable equipment lessor (provided that any such Reserve in respect of an equipment lease arrangement shall be terminated upon Lender having received a letter or written certification from the applicable equipment lessor that specifies the Equipment leased by such equipment lessor to the applicable Borrower and allows Lender to verify that no such Equipment has been included in the Equipment Appraisal). To the extent Lender may revise the lending formulas used to determine the
Borrowing Base or establish new criteria or revise existing criteria for
Eligible Accounts so as to address any circumstances, condition, event or contingency in a manner satisfactory to Lender, Lender shall not establish a
Reserve for the same purpose. The amount of any Reserve established by Lender shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by Lender in good faith.

         Section 1.111 "Revolving Loan Limit" shall mean $10,000,000.

                                      -19-

         Section 1.112 "Revolving Loans" shall mean the loans now or hereafter made by Lender to or for the benefit of a Borrower on a revolving basis
(involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

         Section 1.113 "Settlement Notes" shall mean the FMRI Notes, the FLRI
Notes, the WI Note, the NCI Notes and the PBGC Note.

         Section 1.114 "Solvent" shall mean, at any time with respect to any
Person, that at such time such Person (a) is able to pay its debts as they mature in the ordinary course of business and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the date hereof, and (b) the assets and properties of such Person at a fair valuation
(and including as assets for this purpose at a fair valuation all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) are greater than the Indebtedness of such Person, and including subordinated and contingent liabilities computed at the amount which, such person has a reasonable basis to believe, represents an amount which can reasonably be expected to become an actual or matured liability (and including as to contingent liabilities arising pursuant to any guarantee the face amount of such liability as reduced to reflect the probability of it becoming a matured liability).

         Section 1.115 "Special Purpose Companies" shall mean FLRI, FMRI, NCI and WI.

         Section 1.116 "Subsidiary" or "subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, limited liability partnership or other limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding
Capital Stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital
Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more subsidiaries of such Person. Notwithstanding the foregoing or any other provision in this Agreement or any other Financing Agreement to the contrary, none of the Special Purpose Companies shall be considered
"Subsidiaries" of Fansteel for purposes of this Agreement or any other Financing
Agreement.

         Section 1.117 "Timminco" shall mean Timminco Metals a division of
Timminco Limited.

         Section 1.118 "Timminco UCC" shall mean the UCC-1 Financing Statement recorded with the Delaware Secretary of State as filing number 32430406, listing
Fansteel as debtor and Timmino as secured party.

         Section 1.119 "Tooling Purchase Order" shall mean a confirmed purchase order, letter of intent and related documentation entered into at arm's length between a Borrower and an account debtor pursuant to which such Borrower has agreed to manufacture and assemble tooling for Inventory to be produced by such
Borrower for such account debtor.

                                      -20-

         Section 1.120 "UCC" shall mean the Uniform Commercial Code as in effect in the State of Illinois, and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial
Code as in effect in the State of Illinois on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Lender may otherwise determine).

         Section 1.121 "Unreimbursed Tooling Costs" shall mean the reimbursable costs incurred by a Borrower pursuant to a Tooling Purchase Order for which such
Borrower has not yet been reimbursed.

         Section 1.122 "Voting Stock" shall mean with respect to any Person, (a)
one (1) or more classes of Capital Stock of such Person having general voting powers to elect at least a majority of the board of directors, managers or trustees of such Person, irrespective of whether at the time Capital Stock of any other class or classes have or might have voting power by reason of the happening of any contingency, and (b) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (a) of this definition.

         Section 1.123 "Wellman Sanitary Landfill Account" has the meaning assigned to such term in the Wellman AOC (as defined in the Plan of
Reorganization).

         Section 1.124 "WI" shall mean Waukegan, Inc., a wholly-owned subsidiary of Fansteel incorporated on or about the date of this Agreement pursuant to the
Plan of Reorganization.

         Section 1.125 "WI Note" shall mean the non-interest bearing, unsecured note of Fansteel in aggregate principal amount of $1,250,000, issued pursuant to and in accordance with the Plan of Reorganization to WI on or about the date of this Agreement.

                                   ARTICLE II

SECTION 2. CREDIT FACILITIES

         Section 2.01 Revolving Loans.

                  (i) Subject to and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to each Borrower from time to time in amounts requested by Borrower Representative up to the amount equal to the
Borrowing Base of such Borrower at such time; provided, that notwithstanding anything the contrary contained herein, no Revolving Loans shall be made if the same would cause the aggregate outstanding amount of the Revolving Loans to exceed the Revolving Loan Limit.

                  (ii) Lender may, in its good faith discretion, from time to time, upon not less than five (5) days prior notice to Borrower Representative, reduce the lending formula with respect to Eligible Accounts to the extent that
Lender determines in good faith that: (i) the dilution with respect to the
Accounts for any period (based on the ratio of (A) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (B) the aggregate amount of total sales) has increased or may be reasonably anticipated to increase

                                      -21-

above historical levels, or (ii) the general creditworthiness of account debtors has declined. The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by Lender in good faith. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining
Eligible Accounts or in establishing Reserves.

                  (iii) Except in Lender's discretion, (i) the aggregate amount of the Revolving Loans outstanding at any time shall not exceed the Revolving
Loan Limit, (ii) the aggregate amount of the Revolving Loans and Letter of
Credit Accommodations outstanding at any time to a Borrower shall not exceed the
Borrowing Base of such Borrower and (iii) the aggregate amount of the Revolving
Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and
Letter of Credit Accommodations, exceed the amounts available to a Borrower pursuant to the Borrowing Base of such Borrower or the amounts available to
Borrowers pursuant to the Revolving Loan Limit, the sublimits for Letter of
Credit Accommodations set forth in Section 2.2(e) or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of
Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.

         Section 2.02 Letter of Credit Accommodations.

                  (i) Subject to and upon the terms and conditions contained herein, at the request of Borrower Representative, Lender agrees to provide or arrange for Letter of Credit Accommodations for the account of a Borrower containing terms and conditions acceptable to Lender and the issuer thereof. Any payments made by Lender to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations for the account of a
Borrower shall constitute additional Revolving Loans to such Borrower pursuant to this Section 2.

                  (ii) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations for the account of a Borrower, such Borrower shall pay to Lender a letter of credit fee at a rate equal to two and one-half of one percent (2.50%) per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that such Borrower shall pay to
Lender such letter of credit fee, at Lender's option, without notice, at a rate equal to four and one-half of one percent (4.50%) per annum on such daily outstanding balance for: (i) the period from and after the date of termination or non-renewal hereof until Lender has received full and final payment of all
Obligations (notwithstanding entry of a judgment against any Borrower) and (ii)
the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as reasonably determined by
Lender. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of
Borrowers to pay such fee shall survive the termination or non-renewal of this
Agreement.

                                      -22-

                  (iii) Borrower Representative shall give Lender two (2)
Business Days' prior written of any request for the issuance of a Letter of
Credit Accommodation. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit Accommodation requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit Accommodation, whether such Letter of Credit
Accommodations may be drawn in a single or in partial draws, the date on which such requested Letter of Credit Accommodation is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit Accommodation is to be issued, and the beneficiary of the requested Letter of Credit Accommodation.
Borrower Representative shall attach to such notice the proposed form of the
Letter of Credit Accommodation unless Lender has already been provided with the same.

                  (iv) In addition to being subject to the satisfaction of the applicable conditions precedent contained in Section 4 hereof and the other terms and conditions contained herein, no Letter of Credit Accommodations shall be available unless each of the following conditions precedent have been satisfied in a manner satisfactory to Lender: (i) Borrower Representative shall have delivered to the proposed issuer of such Letter of Credit Accommodation at such times and in such manner as such proposed issuer may require, an application in form and substance satisfactory to such proposed issuer and
Lender for the issuance of the Letter of Credit Accommodation and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit Accommodation shall be satisfactory to
Lender and such proposed issuer, (ii) as of the date of issuance, no order of any court, arbitrator or other Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit
Accommodation, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law)
from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of
Credit Accommodation refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit Accommodation; and (iii) the Letter of
Credit Availability, prior to giving effect to any Reserves with respect to such
Letter of Credit Accommodations, on the date of the proposed issuance of any
Letter of Credit Accommodations, shall be equal to or greater than an amount equal to one hundred percent (100%) of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto.
Effective on the issuance of each Letter of Credit Accommodation, a Reserve shall be established in the applicable amount set forth in Section
2.2(d)(iii)(A) or Section 2.2(d)(iii)(B).

                  (v) Except in Lender's discretion, the amount of all
outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed $2,500,000.

                  (vi) Each Borrower shall indemnify and hold Lender harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Lender may suffer or incur in connection with any Letter of
Credit Accommodations for the account of such Borrower and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Borrowers assume all

                                      -23-

risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrowers' agent. Borrowers assume all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrowers hereby release and hold Lender harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrowers, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation, except for the gross negligence or willful misconduct of Lender as determined pursuant to a final, non-appealable order of a court of competent jurisdiction.
The provisions of this Section 2.2(f) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

                  (vii) In connection with Inventory purchased pursuant to
Letter of Credit Accommodations, the applicable Borrower shall, at Lender's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Lender holds a security interest to deliver them to Lender and/or subject to Lender's order, and if they shall come into such Borrower's possession, to deliver them, upon Lender's request, to Lender in their original form. Such Borrower shall also, at Lender's request, designate Lender as the consignee on all bills of lading and other negotiable and non-negotiable documents.

                  (viii) Each Borrower hereby irrevocably authorizes and directs any issuer of a Letter of Credit Accommodation to name such Borrower as the account party therein and to deliver to Lender all instruments, documents and other writings and property received by issuer pursuant to the Letter of Credit
Accommodations and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit
Accommodations or the applications therefor. Nothing contained herein shall be deemed or construed to grant any Borrower any right or authority to pledge the credit of Lender in any manner. Lender shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than
Lender unless Lender has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such
Letter of Credit Accommodation. Borrowers shall be bound by any interpretation made in good faith by Lender, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrowers. Lender shall have the sole and exclusive right and authority to, and no Borrower shall: (i) at any time an
Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral.
Lender may take such actions either in its own name or in any Borrower's name.

                                      -24-

                  (ix) Any rights, remedies, duties or obligations granted or undertaken by any Borrower to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by such Borrower to Lender. Any duties or obligations undertaken by Lender to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by
Lender in favor of any issuer or correspondent relating to any Letter of Credit
Accommodation, shall be deemed to have been undertaken by such Borrower to
Lender and to apply in all respects to such Borrower.

         Section 2.03 Intentionally Omitted.

                                   ARTICLE III

SECTION 3. INTEREST AND FEES

         Section 3.01 Interest.

                  (i) Each Borrower shall pay to Lender interest on the
outstanding principal amount of the Loans for the account of such Borrower at the Interest Rate. All interest accruing hereunder on and after the date of any
Event of Default or termination or non-renewal hereof shall be payable on demand.

                  (ii) Interest shall be payable by Borrowers to Lender monthly in arrears not later than the first Business Day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations shall increase or decrease by an amount equal to each increase or decrease in the
Prime Rate effective on the first day of the month after any change in such
Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrowers to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

         Section 3.02 Closing Fee.

         Borrowers shall pay to Lender as a closing fee the amount of $100,000, which shall be fully earned and payable as of the date hereof.

         Section 3.03 [INTENTIONALLY OMITTED].

         Section 3.04 Servicing Fee.

         Borrowers shall pay to Lender quarterly a servicing fee in an amount equal to $7,500 in respect of Lender's services for each quarter (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each fiscal quarter hereafter (commencing with the fiscal quarter beginning on January 1,
2004).

                                      -25-

         Section 3.05 Unused Line Fee.

         Borrowers shall pay to Lender monthly an unused line fee at a rate equal to one-half of one percent (0.50%) per annum calculated upon the amount by which the Revolving Loan Limit exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.

         Section 3.06 [INTENTIONALLY OMITTED].

                                   ARTICLE IV

         SECTION 4. CONDITIONS PRECEDENT

         Section 4.01 Conditions Precedent to Initial Loans and Letter of Credit
Accommodations.

         Each of the following is a condition precedent to Lender making the initial Loans and providing the initial Letter of Credit Accommodations hereunder:

                  (i) Lender shall have received, in form and substance
satisfactory to Lender, all releases, terminations and such other documents as
Lender may request to evidence and effectuate the termination by the existing lenders to Borrowers of their respective financing arrangements with Borrowers and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of Borrowers and each Obligor, duly authorized, executed and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and a Borrower or any Obligor, as debtor and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by a Borrower or any
Obligor in favor of such existing lender or lenders, in form acceptable for recording with the appropriate Governmental Authority;

                  (ii) all requisite corporate action and proceedings in
connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or Governmental Authority (and including a copy of the certificate of incorporation of each Borrower certified by the Secretary of State (or equivalent Governmental Authority) which shall set forth the same complete corporate name of such Borrower as is set forth herein and such document as shall set forth the organizational identification number of such Borrower, if one is issued in its jurisdiction of incorporation);

                  (iii) no material adverse change shall have occurred in the assets, business or prospects of Borrowers since the date of Lender's latest field examination and no change or event shall have occurred which would impair the ability of any Borrower or any

                                      -26-

Obligor to perform its obligations hereunder or under any of the other Financing
Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral;

                  (iv) Lender shall have completed a field review of the Records and such other information with respect to the Collateral as Lender may require to determine the amount of Revolving Loans available to Borrowers (including, without limitation, roll-forwards of Accounts through the date of closing, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Lender to accurately identify and verify the Collateral), the results of which each case shall be satisfactory to Lender, not more than seven (7) Business Days prior to the date hereof;

                  (v) Lender shall have received, in form and substance
satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this
Agreement and the other Financing Agreements, including, without limitation,
Collateral Access Agreements by owners and lessors of leased Real Property of each Borrower and by warehouses at which Collateral is located;

                  (vi) the Excess Availability as determined by Lender, as of the date hereof, shall be not less than $2,000,000 after giving effect to the initial Loans made or to be made and Letter of Credit Accommodations issued or to be issued in connection with the initial transactions hereunder;

                  (vii) Lender shall have received, in form and substance
satisfactory to Lender, Deposit Account Control Agreements by and among Lender, each Borrower and each bank where such Borrower has a deposit account, in each case, duly authorized, executed and delivered by such bank and such Borrower (or
Lender shall be the bank's customer with respect to such deposit account, as
Lender may specify);

                  (viii) Lender shall have received evidence, in form and
substance satisfactory to Lender, that Lender has a valid perfected first priority security interest in all of the Collateral;

                  (ix) Lender shall have received and reviewed lien and judgment search results for the jurisdiction of incorporation or organization of each
Borrower, the jurisdiction of the chief executive office of each Borrower and all jurisdictions in which assets of any Borrower are located, which search results shall be in form and substance satisfactory to Lender;

                  (x) Lender shall have received with respect to each parcel of
Real Property to be subject to a Mortgage, a title report as of a recent date which discloses any liens on such Real Property and which is otherwise satisfactory to Lender in form and substance;

                  (xi) Lender shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee;

                                      -27-

                  (xii) Lender shall have received, in form and substance
satisfactory to Lender, such opinion letters of counsel to Borrowers with respect to the Financing Agreements and such other matters as Lender may request;

                  (xiii) the other Financing Agreements and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender; and

                  (xiv) Lender shall have received the final Plan of
Reorganization, the final Disclosure Statement and the final Confirmation Order confirming the Plan of Reorganization; such final Plan of Reorganization, final
Disclosure Statement and final Confirmation Order each shall be in form and substance satisfactory to Lender; such final Confirmation Order shall be in full force and effect and shall not have been stayed pending any appeal, no appeal or petition for review or for rehearing shall have been taken or shall be pending, not less than 30 days shall have elapsed since entry of the Confirmation Order and Lender shall have received evidence satisfactory to each demonstrating such facts; the Confirmation (as defined in the Confirmation Order) shall have occurred; and the Plan of Reorganization shall have become effective in accordance with its terms.

         Section 4.02 Conditions Precedent to All Loans and Letter of Credit
Accommodations.

         Each of the following is an additional condition precedent to Lender making Loans and/or providing Letter of Credit Accommodations to Borrowers, including the initial Loans and Letter of Credit Accommodations and any future
Loans and Letter of Credit Accommodations:

                  (i) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

                  (ii) no law, regulation, order, judgment or decree of any
Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Financing Agreements or
(ii) has or could reasonably be expected to have a material adverse effect on the assets, business or prospects of Borrowers or would impair the ability of
Borrowers to perform their obligations hereunder or under any of the other
Financing Agreements or of Lender to enforce any Obligations or realize upon any of the Collateral; and

                                      -28-

                  (iii) no Default or Event of Default shall exist or have
occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.

                                    ARTICLE V

SECTION 5. GRANT AND PERFECTION OF SECURITY INTEREST

         Section 5.01 Grant of Security Interest.

         To secure payment and performance of all Obligations, each Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, all personal and Real Property and fixtures and interests in property and fixtures of such
Borrower, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Lender, collectively, the "Collateral"), including:

                  (i) all Accounts;

                  (ii) all general intangibles, including, without limitation, all Intellectual Property;

                  (iii) all goods, including, without limitation, Inventory and
Equipment;

                  (iv) all Real Property and fixtures;

                  (v) all chattel paper (including all tangible and electronic chattel paper);

                  (vi) all instruments (including all promissory notes);

                  (vii) all documents;

                  (viii) all deposit accounts;

                  (ix) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

                  (x) all supporting obligations and all present and future
liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (i) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                                      -29-

                  (xi) all (i) investment property (including securities,
whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of such Borrower now or hereafter held or received by or in transit to Lender or its Affiliates or at any other depository or other institution from or for the account of such Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                  (xii) all commercial tort claims, including, without
limitation, those identified in the Information Certificate;

                  (xiii) to the extent not otherwise described above, all
Receivables;

                  (xiv) all Records; and

                  (xv) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

         Notwithstanding the foregoing or any other provisions to the contrary set forth herein, the Collateral shall not include the Excluded Collateral (or the products and proceeds thereof).

         Section 5.02 Perfection of Security Interests.

                  (i) Each Borrower irrevocably and unconditionally authorizes
Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Lender or its designee as the secured party and such Borrower as debtor, as Lender may require, and including any other information with respect to such Borrower or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as
Lender may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Each Borrower hereby ratifies and approves all financing statements naming Lender or its designee as secured party and such
Borrower as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Lender prior to the date hereof and ratifies and confirms the authorization of Lender to file such financing statements (and amendments, if any). Each Borrower hereby authorizes Lender to adopt on behalf of such Borrower any symbol required for authenticating any electronic filing. In no event shall any Borrower at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Lender or its designee as secured party and such
Borrower as debtor.

                  (ii) No Borrower has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth in the
Information Certificate. In the event that any Borrower shall be entitled to or shall receive any chattel paper or instrument after the date hereof, such
Borrower shall promptly notify Lender thereof in writing. Promptly

                                      -30-

upon the receipt thereof by or on behalf of any Borrower (including by any agent or representative), such Borrower shall deliver, or cause to be delivered to
Lender, all tangible chattel paper and instruments that such Borrower or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify, in each case except as Lender may otherwise agree. At Lender's option, each applicable Borrower shall, or Lender may at any time on behalf of any Borrower, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Lender with the following legend referring to chattel paper or instruments as applicable: "This [chattel paper][instrument] is subject to the security interest of Congress Financial Corporation (Central) and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

                  (iii) In the event that any Borrower shall at any time hold or acquire an interest in any electronic chattel paper or any "transferable record"
(as such term is defined in Section 201 of the Federal Electronic Signatures in
Global and National Commerce Act or in Section 16 of the Uniform Electronic
Transactions Act as in effect in any relevant jurisdiction), such Borrower shall promptly notify Lender thereof in writing. Promptly upon Lender's request, each applicable Borrower shall take, or cause to be taken, such actions as Lender may reasonably request to give Lender control of such electronic chattel paper under
Section 9-105 of the UCC and control of such transferable record under Section
201 of the Federal Electronic Signatures in Global and National Commerce Act or,
as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in
effect in such jurisdiction.

                  (iv) No Borrower has any deposit accounts as of the date
hereof, except as set forth in the Information Certificate. No Borrower shall, directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied: (i) Lender shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Lender the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom such Borrower is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be acceptable to Lender, and
(iii) on or before the opening of such deposit account, such Borrower shall as
Lender may specify either (A) deliver to Lender a Deposit Account Control
Agreement with respect to such deposit account duly authorized, executed and delivered by such Borrower and the bank at which such deposit account is opened and maintained or (B) arrange for Lender to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Lender. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Borrower's employees.

                  (v) No Borrower owns or holds, directly or indirectly,
beneficially or as record owner or both, any investment property, as of the date hereof, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth in the Information Certificate.

                                      -31-

                           (A) In the event that any Borrower shall be entitled
to or shall at any time after the date hereof hold or acquire any certificated securities, such Borrower shall promptly endorse, assign and deliver the same to
Lender, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify. If any securities, now or hereafter acquired by any Borrower are uncertificated and are issued to such
Borrower or its nominee directly by the issuer thereof, such Borrower shall promptly notify Lender thereof and shall as Lender may specify, either (A) cause the issuer to agree to comply with instructions from Lender as to such securities, without further consent of such Borrower or such nominee, or (B)
arrange for Lender to become the registered owner of the securities.

                           (B) No Borrower shall, directly or indirectly, after
the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Lender shall have received not less than five (5) Business Days prior written notice of the intention of such
Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Lender the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom such Borrower is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Lender, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, such Borrower shall as Lender may specify either (1) execute and deliver, and cause to be executed and delivered to Lender, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by such Borrower and such securities intermediary or commodity intermediary or (2) arrange for Lender to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Lender.

                  (vi) No Borrower is the beneficiary or otherwise entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth in the Information
Certificate. In the event that any Borrower shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, such Borrower shall promptly notify Lender thereof in writing. Such
Borrower shall immediately, as Lender may specify, either (i) deliver, or cause to be delivered to Lender, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof
(including any confirming or negotiating bank), in form and substance satisfactory to Lender, consenting to the assignment of the proceeds of the letter of credit to Lender by such Borrower and agreeing to make all payments thereon directly to Lender or as Lender may otherwise direct or (ii) cause
Lender to become, at such Borrower's expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may
be).

                  (vii) No Borrower has any commercial tort claims as of the date hereof, except as set forth in the Information Certificate. In the event that any Borrower shall at

                                      -32-

any time after the date hereof have any commercial tort claims, such Borrower shall promptly notify Lender thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by such Borrower to Lender of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Borrower to Lender shall be deemed to constitute such grant to Lender. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Lender provided in
Section 5.2(a) hereof or otherwise arising by the execution by Borrowers of this
Agreement or any of the other Financing Agreements, Lender is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Lender or its designee as secured party and any Borrower as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, each Borrower shall promptly upon Lender's request, execute and deliver, or cause to be executed and delivered, to Lender such other agreements, documents and instruments as Lender may require in connection with such commercial tort claim.

                  (viii) No Borrower has any goods, documents of title or other
Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth in the Information Certificate and except for (i)
Inventory held by Fansteel de Mexico and (ii) goods located in the United States in transit to a location of such Borrower permitted herein in the ordinary course of business of such Borrower in the possession of the carrier transporting such goods. In the event that any goods, documents of the title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to in the Information Certificate or such carriers, the applicable Borrower shall promptly notify Lender thereof in writing. Promptly upon Lender's request, the applicable Borrower shall deliver to Lender a Collateral Access Agreement duly authorized, executed and delivered by such person and such Borrower.

                  (ix) Each Borrower shall take any other actions reasonably requested by Lender from time to time to cause the attachment, perfection and first priority (except as otherwise expressly set forth herein) of, and the ability of Lender to enforce, the security interest of Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that such
Borrower's signature thereon is required therefor, (ii) causing Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of
Lender to enforce, the security interest of Lender in such Collateral, (iii)
complying with any provision of any statute, regulation or treaty of the United
States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, the security interest of Lender in such Collateral, (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on
Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

                                      -33-

                                   ARTICLE VI

SECTION 6. COLLECTION AND ADMINISTRATION

         Section 6.01 Borrowers' Loan Account.

         Lender shall maintain one or more loan account(s) on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other
Obligations and the Collateral, (b) all payments made by or on behalf of
Borrowers and (c) all other appropriate debits and credits as provided in this
Agreement, including fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Lender's customary practices as in effect from time to time.

         Section 6.02 Statements.

         Lender shall render to Borrower Representative each month a statement setting forth the balance in the Borrowers' loan account(s) maintained by Lender for Borrowers pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrowers and conclusively binding upon Borrowers as an account stated except to the extent that Lender receives a written notice from Borrower Representative of any specific exceptions of
Borrowers thereto within thirty (30) days after the date such statement has been mailed by Lender. Until such time as Lender shall have rendered to Borrower
Representative a written statement as provided above, the balance in Borrowers'
loan account(s) shall be presumptive evidence of the amounts due and owing to
Lender by Borrowers.

         Section 6.03 Collection of Accounts.

                  (i) Each Borrower shall establish and maintain, at its
expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Lender may specify, with such banks as are acceptable to Lender into which such Borrower shall promptly deposit and direct its account debtors to directly remit all payments on Receivables and all payments constituting proceeds of Inventory or other Collateral of such Borrower in the identical form in which such payments are made, whether by cash, check or other manner. Each Borrower shall deliver, or cause to be delivered to Lender, a
Depository Account Control Agreement duly authorized, executed and delivered by each bank where a Blocked Account is maintained as provided in Section 5.2 hereof or at any time and from time to time Lender may become bank's customer with respect to the Blocked Accounts and promptly upon Lender's request, such
Borrower shall execute and deliver such agreements or documents as Lender may require in connection therewith. Each Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Lender, whether in respect of the Receivables, as proceeds of Inventory or other Collateral of such Borrower or otherwise shall be treated as payments to Lender in respect of the Obligations and therefore shall constitute the property of Lender to the extent of the then outstanding Obligations.

                  (ii) For purposes of calculating the amount of the Loans
available to a Borrower, such payments referenced in Section 6.3(a) above will be applied

                                      -34-

(conditional upon final collection) to the Obligations on the Business Day of receipt by Lender of immediately available funds in the Lender Payment Account provided such payments and notice thereof are received in accordance with
Lender's usual and customary practices as in effect from time to time and within sufficient time to credit such Borrower's loan account on such day, and if not, then on the next Business Day. For the purposes of calculating interest on the
Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations one (1) Business Day following the date of receipt of immediately available funds by Lender in the Lender Payment
Account provided such payments or other funds and notice thereof are received in accordance with Lender's usual and customary practices as in effect from time to time and within sufficient time to credit such Borrower's loan account on such day, and if not, then on the next Business Day. In the event that at any time or from time to time there are no Loans outstanding, Lender shall be entitled to an administrative charge in an amount equivalent to the interest Lender would have received for such Business Day had there been Loans outstanding on such day.

                  (iii) Each Borrower and its shareholders, directors,
employees, agents, Subsidiaries or other Affiliates shall, acting as trustee for
Lender, receive, as the property of Lender, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked
Accounts, or remit the same or cause the same to be remitted, in kind, to
Lender. In no event shall the same be commingled with any Borrower's own funds.
Each Borrower agrees to reimburse Lender on demand for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Lender's payments to or indemnification of such bank or person. The obligation of Borrowers to reimburse Lender for such amounts pursuant to this
Section 6.3 shall survive the termination or non-renewal of this Agreement.

         Section 6.04 Payments.

                  (i) All Obligations shall be payable to the Lender Payment
Account as provided in Section 6.3 or such other place as Lender may designate from time to time. Lender shall apply payments received or collected from a
Borrower or for the account of such Borrower (including the monetary proceeds of collections or of realization upon any Collateral) as follows: first, to pay any fees, indemnities or expense reimbursements then due to Lender from such
Borrower; second, to pay interest due in respect of any Loans for the account of such Borrower; third, to pay principal due in respect of the Loans for the account of such Borrower; fourth, to pay or prepay any other Obligations whether or not then due, in such order and manner as Lender determines. Notwithstanding anything to the contrary contained in this Agreement, to the extent any Borrower uses any proceeds of the Loans or Letter of Credit Accommodations to acquire rights in or the use of any Collateral or to repay any Indebtedness used to acquire rights in or the use of any Collateral, payments in respect of the obligations shall be deemed applied first to the Obligations arising from Loans and Letter of Credit Accommodations that were not used for such purposes and second to the Obligations arising from Loans and Letter of Credit Accommodations the proceeds of which were used to acquire rights in or the use of any
Collateral in the chronological order in which such Borrower acquired such rights or use.

                                      -35-

                  (ii) At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing
Agreements owing by a Borrower may be charged directly to such Borrower's loan account. Each Borrower shall make all payments to Lender on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the
Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Borrowers shall be liable to pay to Lender, and do hereby indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the
Obligations and the termination or non-renewal of this Agreement.

         Section 6.05 Authorization to Make Loans.

         Lender is authorized to make the Loans and provide the Letter of Credit
Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of Borrower Representative or other authorized person or, at the discretion of Lender, if such Loans are necessary to satisfy any Obligations. All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or
Letter of Credit Accommodations established (which day shall be a Business Day)
and the amount of the requested Loan. Requests received after 11:00 a.m. Chicago time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Loans and Letter of Credit
Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrowers when deposited in an operating account to the credit of Borrowers or otherwise disbursed or established in accordance with the instructions of Borrowers or in accordance with the terms and conditions of this Agreement.

         Section 6.06 Use of Proceeds.

         Borrowers shall use the initial proceeds of the Loans provided by
Lender to Borrowers hereunder for: (a) payments to each of the persons listed in the disbursement direction letter furnished by Borrowers to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other
Financing Agreements. All other Loans made or Letter of Credit Accommodations provided by Lender to Borrowers pursuant to the provisions hereof shall be used by Borrowers only for general operating, working capital and other proper corporate purposes of Borrowers not otherwise prohibited by the terms hereof. In addition, none of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended.

                                      -36-

                                   ARTICLE VII

 SECTION 7. COLLATERAL REPORTING AND COLLATERAL COVENANTS

         Section 7.01 Collateral Reporting.

                  (i) Each Borrower shall provide Lender with the following
documents in a form satisfactory to Lender:

                           (A) on a regular basis as reasonably required by
Lender, a schedule of sales made, credits issued and cash received;

                           (B) as soon as possible after the end of each month
(but in any event within ten (10) days after the end thereof), on a monthly basis or more frequently as Lender may request, (A) perpetual inventory reports,
(B) inventory reports by location and category (including identifying Inventory at locations owned and operated by third parties or on consignment), (C) agings of accounts payable (and including information indicating the status of payments to owners and lessors of the leased Real Property of such Borrower) and (D)
agings of accounts receivable (together with a reconciliation to the previous month's aging and general ledger);

                           (C) upon Lender's request, (A) copies of customer
statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and (C) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by such Borrower; and

                           (D) such other reports as to the Collateral of such
Borrower as Lender shall request from time to time;

                  (ii) If any of a Borrower's records or reports of the
Collateral of such Borrower are prepared or maintained by an accounting service, contractor, shipper or other agent, such Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

         Section 7.02 Accounts Covenants.

                  (i) Borrowers shall notify Lender promptly of: (i) any
material delay in any Borrower's performance of any of its obligations to any account debtor or the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information relating to the financial condition of any account debtor and (iii)
any event or circumstance which, to any Borrower's knowledge, would cause Lender to consider any then existing Accounts as no longer constituting Eligible
Accounts. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Lender's consent, except in the ordinary course of Borrower's business in

                                      -37-

accordance with practices and policies previously disclosed in writing to Lender and except as set forth in the schedules delivered to Lender pursuant to Section
7.1(a) above. So long as no Event of Default exists or has occurred and is continuing, Borrowers shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of
Default exists or has occurred and is continuing, Lender shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

                  (ii) With respect to each Account: (i) the amounts shown on any invoice delivered to Lender or schedule thereof delivered to Lender shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to Lender pursuant to the terms of this Agreement, (iii)
no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Lender in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrowers' business in accordance with practices and policies previously disclosed to Lender, (iv)
there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Lender in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable foreign, Federal, State or local laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

                  (iii) Lender shall have the right at any time or times, in
Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

         Section 7.03 Inventory Covenants.

         With respect to the Inventory: (a) Borrowers shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrowers' cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrowers shall conduct a physical count of the
Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Borrowers shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Borrowers' business and except to move Inventory directly from one location set forth or permitted herein to another such location and except for Inventory shipped from the manufacturer thereof to a Borrower which is in transit to the locations set forth or permitted herein; (d) upon Lender's request, Borrowers shall, at their expense, no more than twice in any twelve (12) month period, but at any time or times as
Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely; (e)
Borrowers shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with

                                      -38-

applicable laws (including the requirements of the Federal Fair Labor Standards
Act of 1938, as amended and all rules, regulations and orders related thereto);
(f) none of the Inventory or other Collateral shall constitute farm products or the proceeds thereof; (g) Borrowers assume all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (h) no Borrower shall sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such
Borrower to repurchase such Inventory; (i) Borrower shall keep the Inventory in good and marketable condition; and (j) no Borrower shall, without prior written notice to Lender or the specific identification of such Inventory with respect thereto provided by such Borrower to Lender pursuant to Section 7.1(a) hereof, acquire or accept any Inventory on consignment or approval.

         Section 7.04 Equipment and Real Property Covenants.

         With respect to the Equipment and Real Property: (a) upon Lender's request, Borrowers shall, at their expense, no more than once in any twelve (12)
month period, but at any time or times as Lender may request on or after an
Event of Default, deliver or cause to be delivered to Lender written appraisals as to the Equipment and/or the Real Property in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to
Lender and upon which Lender is expressly permitted to rely; (b) Borrowers shall keep the Equipment in good order, repair, running and marketable condition
(ordinary wear and tear excepted); (c) Borrowers shall use the Equipment and
Real Property with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in Borrowers' business and not for personal, family, household or farming use; (e) no Borrower shall remove any
Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of such Borrower or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of such Borrower in the ordinary course of business; (f) the Equipment is now and shall remain personal property and no Borrower shall permit any of the Equipment to be or become a part of or affixed to Real Property; and (g) Borrowers assume all responsibility and liability arising from the use of the Equipment and Real Property.

         Section 7.05 Power of Attorney.

         Each Borrower hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as such Borrower's true and lawful attorney-in-fact, and authorizes Lender, in such Borrower's or Lender's name, to: (a) at any time an Event of Default exists or has occurred and is continuing
(i) demand payment on Receivables or other Collateral, (ii) enforce payment of
Receivables by legal proceedings or otherwise, (iii) exercise all of such
Borrower's rights and remedies to collect any Receivable or other Collateral,
(iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii)
prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of
Collateral to an address designated by Lender, and open and dispose of all mail

                                      -39-

addressed to such Borrower and handle and store all mail relating to the
Collateral; and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill such Borrower's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment in respect of Receivables or constituting
Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of
Receivables or other proceeds of Collateral are sent or received, (iii) endorse such Borrower's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Lender and deposit the same in
Lender's account for application to the Obligations, (iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (v) clear Inventory the purchase of which was financed with Letter of Credit Accommodations through U.S.
Customs or foreign export control authorities in such Borrower's name, Lender's name or the name of Lender's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose, and to complete in such Borrower's or Lender's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, (vi) sign such Borrower's name on any verification of Receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof. Each Borrower hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

         Section 7.06 Right to Cure.

         Lender may, at its option, upon three Business Days prior notice to
Borrower Representative (unless the passage of such time would have an adverse effect upon Lender or the Collateral, in which event such notice may be given at any time prior to, contemporaneously with or promptly after the applicable action), (a) cure any default by any Borrower under any material agreement with a third party that affects the Collateral, its value or the ability of Lender to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Lender therein or the ability of such Borrower to perform its obligations hereunder or under the other Financing Agreements, (b) pay or bond on appeal any judgment entered against any Borrower, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto.
Lender may add any amounts so expended to the Obligations and charge Borrowers'
account therefor, such amounts to be repayable by Borrowers on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of
Borrowers. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

                                      -40-

         Section 7.07 Access to Real Property.

         From time to time as requested by Lender, at the cost and expense of
Borrowers, (a) Lender or its designee shall have complete access to all of
Borrower's Real Property during normal business hours and after notice to
Borrower Representative, or at any time and without notice to Borrower
Representative if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of
Borrowers' books and records, including the Records, and (b) Borrowers shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) Lender or its designee may use during normal business hours such of Borrowers' personnel, equipment, supplies and Real
Property as may be reasonably necessary for the foregoing and if an Event of
Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.

                                  ARTICLE VIII

         SECTION 8. REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to Lender the following
(which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations by Lender to Borrowers:

         Section 8.01 Corporate Existence; Power and Authority.

         Each Borrower is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on such
Borrower's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder (a) are all within each
Borrower's corporate powers, (b) have been duly authorized, (c) are not in contravention of law or the terms of any Borrower's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower is a party or by which any
Borrower or its property are bound and (d) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower
(other than the liens and security interests being granted to Agent hereunder and in connection herewith).

         Section 8.02 Name; State of Organization; Chief Executive Office;
Collateral Locations.

                  (i) The exact legal name of each Borrower is as set forth on the signature page of this Agreement and in the Information Certificate. No
Borrower has, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any

                                      -41-

Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.

                  (ii) Each Borrower is an organization of the type and
organized in the jurisdiction set forth in the Information Certificate. The
Information Certificate accurately sets forth the organizational identification number of each Borrower or accurately states that such Borrower has none and accurately sets forth the federal employer identification number of each
Borrower.

                  (iii) The chief executive office and mailing address of each
Borrower and such Borrower's Records concerning Accounts are located only at the address identified as such in Schedule 8.2 to the Information Certificate and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in Schedule 8.2 to the Information Certificate, subject to the right of such Borrower to establish new locations in accordance with Section 9.2 below. The Information Certificate correctly identifies any of such locations which are not owned by such Borrower and sets forth the owners and/or operators thereof.

         Section 8.03 Financial Statements; No Material Adverse Change.

         All financial statements relating to Borrowers which have been or may hereafter be delivered by any Borrower to Lender have been prepared in accordance with GAAP (except, as to any interim financial statements, to the extent such statements are subject to normal year-end adjustments and do not include any notes) and fairly present the financial condition and the results of operation of Borrowers as at the dates and for the periods set forth therein.
Except as disclosed in any interim financial statements furnished by any
Borrower to Lender prior to the date of this Agreement, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Borrowers, since the date of the most recent audited financial statements furnished by any Borrower to Lender prior to the date of this Agreement.

         Section 8.04 Priority of Liens; Title to Properties.

         The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on Schedule 8.4 to the Information Certificate and the other liens permitted under Section 9.8 hereof. Each Borrower has good and marketable fee simple title to or valid leasehold interests in all of its Real Property and good, valid and merchantable title to all of its other properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on Schedule 8.4 to the Information Certificate or permitted under Section 9.8 hereof.

         Section 8.05 Tax Returns.

         Each Borrower has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Borrower has

                                      -42-

paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

         Section 8.06 Litigation.

         Except as set forth in Schedule 8.6 to the Information Certificate, there is no present investigation by any Governmental Authority pending, or to the best of any Borrower's knowledge threatened, against or affecting any
Borrower, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of any Borrower's knowledge threatened, against any Borrower or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement or by the Plan of
Reorganization, which if adversely determined against such Borrower would result in any material adverse change in the assets, business or prospects of Borrowers or would impair the ability of Borrowers to perform their obligations hereunder or under any of the other Financing Agreements to which it is a party or of
Lender to enforce any Obligations or realize upon any Collateral.

         Section 8.07 Compliance with Other Agreements and Applicable Laws.

         Subject to the provisions of Section 8.8 below, no Borrower is in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and each Borrower is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local Governmental Authority.

         Section 8.08 Environmental Compliance.

                  (i) Except as set forth on Schedule 8.8 to the Information
Certificate, neither any Borrower nor any of its Subsidiaries have, to the best of their knowledge, generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its Real
Property (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of each Borrower and each of its Subsidiaries comply, to the best of their knowledge, in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

                  (ii) Except as set forth on Schedule 8.8 to the Information
Certificate, to the best knowledge of each Borrower and each of its
Subsidiaries, (i) there have been no Environmental Claims, (ii) no Environmental
Claims are pending or threatened against any Borrower or any of its Subsidiaries and (iii) there has been no Release or threatened Release of any Hazardous
Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which adversely affects any
Borrower or its business,

                                      -43-

operations or assets or any facility at which any Borrower has transported, stored or disposed of any Hazardous Materials.

                  (iii) Except as set forth on Schedule 8.8 to the Information
Certificate, neither any Borrower nor any of its Subsidiaries has, to the best of its knowledge, any material liability (contingent or otherwise) in connection with a Release or threatened Release of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                  (iv) Except as set forth on Schedule 8.8 to the Information
Certificate, each Borrower and each of its Subsidiaries have, to the best of their knowledge, all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

         Section 8.09 Employee Benefits.

                  (i) Except as set forth in Schedule 8.9 of the Information
Certificate, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and to the best of any Borrower's knowledge, nothing has occurred which would cause the loss of such qualification. Each
Borrower and each of its ERISA Affiliates have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the
Code has been made with respect to any Plan.

                  (ii) There are no pending or to the best of any Borrower's knowledge, threatened claims, actions or lawsuits, or action by any Governmental
Authority, with respect to any Plan. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

                  (iii) (i) No ERISA Event has occurred or is reasonably
expected to occur as a result of events occurring prior to the date of this
Agreement; (ii) the current value of each Plan's assets (determined in accordance with the assumptions used for funding such Plan pursuant to Section
412 of the Code) are not less than such Plan's liabilities under Section
4001(a)(16) of ERISA; (iii) neither any Borrower nor any of its ERISA Affiliates has incurred and do not reasonably expect to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Borrower nor any of its ERISA
Affiliates has not incurred and do not reasonably expect to incur, any liability
(and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Borrower nor any of its ERISA Affiliates has engaged in a transaction that could be subject to
Section 4069 or 4212(c) of ERISA.

                                      -44-

         Section 8.10 Bank Accounts.

         All of the deposit accounts, investment accounts or other accounts in the name of or used by any Borrower maintained at any bank or other financial institution are set forth in Schedule 8.10 to the Information Certificate, subject to the right of such Borrower to establish new accounts in accordance with Section 5.2 hereof.

         Section 8.11 Intellectual Property.

         Each Borrower owns or licenses or otherwise has the right to use all
Intellectual Property necessary for the operation of its business as presently conducted or proposed to be conducted. As of the date hereof, no Borrower has any Intellectual Property registered, or subject to pending applications, in the
United States Patent and Trademark Office or any similar office or agency in the
United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Schedule 8.11 to the Information
Certificate hereto and has not granted any licenses with respect thereto other than as set forth in Schedule 8.11 to the Information Certificate. No event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of such rights. To the best of each
Borrower's knowledge, no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any
Intellectual Property presently contemplated to be sold by or employed by such
Borrower infringes any patent, trademark, servicemark, tradename, copyright, license or other Intellectual Property owned by any other Person presently and no claim or litigation is pending or threatened against or affecting such
Borrower contesting its right to sell or use any such Intellectual Property.
Schedule 8.11 to the Information Certificate sets forth all of the agreements or other arrangements of each Borrower pursuant to which such Borrower has a license or other right to use any trademarks, logos, designs, representations or other Intellectual Property owned by another person as in effect on the date hereof and the dates of the expiration of such agreements or other arrangements of such Borrower as in effect on the date hereof (collectively, together with such agreements or other arrangements as may be entered into by any Borrower after the date hereof, collectively, the "License Agreements" and individually, a "License Agreement").

         Section 8.12 Subsidiaries; Affiliates; Capitalization.

                  (i) No Borrower has any direct or indirect Subsidiaries or
Affiliates and is not engaged in any joint venture or partnership except as set forth in Schedule 8.12 to the Information Certificate, subject to the right of
Borrowers to form or acquire Subsidiaries in accordance with Section 9.10 hereof.

                  (ii) Each Borrower is the record and beneficial owner of all of the issued and outstanding shares of Capital Stock of each of the
Subsidiaries listed on Schedule 8.12 to the Information Certificate as being owned by such Borrower and there are no proxies, irrevocable or otherwise, with respect to such shares and no equity securities of any of the Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any kind or nature and there are no contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of it Capital Stock or securities convertible into or exchangeable for such shares.

                                      -45-

                  (iii) The issued and outstanding shares of Capital Stock of each Borrower are directly and beneficially owned and held by the persons indicated in the Information Certificate, and in each case all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, except as disclosed in writing to Lender prior to the date hereof.

                  (iv) Borrower is Solvent and will continue to be Solvent after the creation of the Obligations, the security interests of Lender and the other transaction contemplated hereunder.

         Section 8.13 Labor Disputes.

                  (i) Set forth on Schedule 8.13 to the Information Certificate is a list (including dates of termination) of all collective bargaining or similar agreements between or applicable to any Borrower and any union, labor organization or other bargaining agent in respect of the employees of any
Borrower on the date hereof.

                  (ii) Except as set forth on Schedule 8.13 to the Information
Certificate, there is (i) no significant unfair labor practice complaint pending against any Borrower or, to the best of any Borrower's knowledge, threatened against it, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending on the date hereof against any
Borrower or, to best of any Borrower's knowledge, threatened against it, and
(ii) no significant strike, labor dispute, slowdown or stoppage is pending against any Borrower or, to the best of any Borrower's knowledge, threatened against any Borrower.

         Section 8.14 Restrictions on Subsidiaries.

                  Except for restrictions contained in this Agreement or any other agreement with respect to Indebtedness of a Borrower or any of its
Subsidiaries permitted hereunder as in effect on the date hereof, there are no contractual or consensual restrictions on a Borrower or any of its Subsidiaries which prohibit or otherwise restrict (a) the transfer of cash or other assets
(i) between such Borrower and any of its Subsidiaries or (ii) between any
Subsidiaries of such Borrower or (b) the ability of such Borrower or any of its
Subsidiaries to incur Indebtedness or grant security interests to Lender in the
Collateral.

         Section 8.15 Material Contracts.

         Schedule 8.15 to the Information Certificate sets forth all Material
Contracts to which any Borrower is a party or is bound as of the date hereof.
Borrowers have delivered true, correct and complete copies of such Material
Contracts to Lender on or before the date hereof. No Borrower is in breach of or in default under any Material Contract and has not received any notice of the intention of any other party thereto to terminate any Material Contract.

         Section 8.16 Plan of Reorganization.

         Borrowers have delivered to Lender true and correct copies of the Plan of Reorganization and the Disclosure Statement and neither the Plan of
Reorganization nor the

                                      -46-

Disclosure Statement has been amended or modified. The Plan of Reorganization has been confirmed pursuant to the Confirmation Order, Borrowers have delivered to Lender a true and correct copy of the Confirmation Order, the Confirmation
Order has not been amended or modified, the time for filing a notice of appeal from the Confirmation Order has expired without any such notices of appeal having been filed, and the Plan or Reorganization has become effective in accordance with its terms.

         Section 8.17 Accuracy and Completeness of Information.

         All information furnished by or on behalf of any Borrower in writing to
Lender in connection with this Agreement or any of the other Financing
Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate and all information in the Plan of
Reorganization and the Disclosure Statement, is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse effect on the business, assets or prospects of Borrowers, which has not been fully and accurately disclosed to
Lender in writing prior to the date hereof.

         Section 8.18 Survival of Warranties; Cumulative.

         All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrowers shall now or hereafter give, or cause to be given, to Lender.

                                   ARTICLE IX

SECTION 9. AFFIRMATIVE AND NEGATIVE COVENANTS

         Section 9.01 Maintenance of Existence.

                  (i) Each Borrower shall at all times preserve, renew and keep in full, force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

                  (ii) No Borrower shall change its name unless each of the
following conditions is satisfied: (i) Lender shall have received not less than thirty (30) days prior written notice from such Borrower of such proposed change in its corporate name, which notice shall accurately set forth the new name; and
(ii) Lender shall have received a copy of the amendment to the Certificate of
Incorporation of such Borrower providing for the name change

                                      -47-

certified by the Secretary of State of the jurisdiction of incorporation or organization of such Borrower as soon as it is available.

                  (iii) No Borrower shall change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Lender shall have received not less than thirty (30) days' prior written notice from such Borrower of such proposed change, which notice shall set forth such information with respect thereto as
Lender may require and Lender shall have received such agreements as Lender may reasonably require in connection therewith. No Borrower shall change its type of organization, jurisdiction of organization or other legal structure.

         Section 9.02 New Collateral Locations.

         Any Borrower may open new location within the continental United States provided such Borrower (a) gives Lender thirty (30) days prior written notice from such Borrower of the intended opening of any such new location and (b)
executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem necessary or desirable to protect its interests in the Collateral at such location.

         Section 9.03 Compliance with Laws, Regulations, Etc.

                  (i) Each Borrower shall, and shall cause any Subsidiary to, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe all requirements of any foreign, Federal, State or local Governmental Authority, including ERISA, the Code, the Occupational Safety and Health Act of 1970, as
amended, the Fair Labor Standards Act of 1938, as amended, and all Environmental
Laws.

                  (ii) Each Borrower shall give written notice to Lender within
24 hours upon such Borrower's receipt of any notice of, or such Borrower's otherwise obtaining knowledge of, (i) any Release of Hazardous Material that could reasonably be expected to have a material adverse effect on any Borrower or the Collateral or (ii) any Environmental Claims with respect to: (A) any non-compliance with or violation of any applicable Environmental Law by such
Borrower that could reasonably be expected to have a material adverse effect on any Borrower or the Collateral or (B) Release of any Hazardous Material other than in the ordinary course of business and other than as permitted under any applicable Environmental Law. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by such Borrower to Lender
(subject to applicable legal privilege). Each Borrower shall take prompt and appropriate Remedial Action required by any applicable Environmental Law to respond to any non-compliance with any of the Environmental Laws and shall provide copies to Lender of reports discussing all such Remedial Action.

                  (iii) Without limiting the generality of the foregoing except as set forth on Schedule 8.8 to the Information Certificate, whenever Lender reasonably determines that there is non-compliance, or any condition which requires any Remedial Action by or on behalf of any Borrower in order to avoid any material non-compliance, with any Environmental Law, such Borrower shall, at
Lender's request and such Borrower's expense: (i) cause an

                                      -48-

environmental engineer acceptable to Lender to conduct such tests of the site where such Borrower's material non-compliance or alleged material non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Lender a report as to such material non-compliance setting forth the results of such tests, a proposed Remedial Action to respond to a release, and an estimate of the costs thereof and (ii) provide to Lender a supplemental report of such engineer whenever the scope of such material non-compliance, or such Borrower's response thereto or the estimated costs thereof, shall change in any material respect.

                  (iv) Each Borrower shall indemnify and hold harmless Lender, its directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including attorneys' fees and legal expenses)
directly or indirectly arising out of or attributable to the use, generation, manufacture, storage, Release, disposal or presence of a Hazardous Material
(except for liabilities directly resulting from acts or omissions of Lender), including the costs of any required or necessary Remedial Action with respect to any Real Property and the preparation and implementation of any Remedial Action plans. All indemnifications in this Section 9.3 shall survive the payment of the
Obligations and the termination or non-renewal of this Agreement.

                  (v) Each Borrower has established a corporate environmental audit program and maintains, at its expense, a system to monitor its continued
compliance with all Environmental Laws that is acceptable to Lender. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by each Borrower to Lender, except where the furnishing of such documents would cause Borrowers to lose or waive an applicable legal privilege.
Each Borrower shall take prompt and appropriate action to respond to any non-compliance with any of the Environmental Laws and shall regularly report to
Lender on such response.

         Section 9.04 Payment of Taxes and Claims.

         Each Borrower shall, and shall cause any Subsidiary to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or such Subsidiary, as the case may be, and with respect to which adequate reserves have been set aside on its books. Each
Borrower shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and such Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by such Borrower such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require such Borrower to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         Section 9.05 Insurance.

         Borrowers shall, and shall cause any Subsidiary to, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or

                                      -49-

damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer.
Borrowers shall furnish certificates, policies or endorsements to Lender as
Lender shall require as proof of such insurance, and, if Borrowers fail to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Borrowers. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for Borrowers in obtaining, and at any time an
Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Borrowers shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrowers shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Borrowers or any of their Affiliates.
At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as
Lender may determine or hold such proceeds as cash collateral for the
Obligations. Notwithstanding the foregoing terms of this Section 9.5, Lender acknowledges that the proceeds of an Environmental Insurance Claim shall be applied in accordance with the terms of the applicable Settlement Note.

         Section 9.06 Financial Statements and Other Information.

                  (i) Each Borrower shall, and shall cause any Subsidiary and each Special Purpose Company to, keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of such Borrower and its Subsidiaries in accordance with GAAP. Each Borrower shall promptly furnish to Lender all such financial and other information as Lender shall reasonably request relating to the Collateral and the assets, business and operations of such Borrower, and to notify the auditors and accountants of such Borrower that Lender is authorized to obtain such information directly from them. Without limiting the foregoing, each Borrower shall furnish or cause to be furnished to Lender, the following:
(i) within thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders'
equity), all in

                                      -50-

reasonable detail, fairly presenting the financial position and the results of the operations of such Borrower and its Subsidiaries and the Special Purpose
Companies as of the end of and through such fiscal month, certified to be correct by the chief financial officer of such Borrower, subject to normal year-end adjustments and accompanied by a compliance certificate substantially in the form of Exhibit B hereto, along with a schedule in form reasonably satisfactory to Lender of the calculations used in determining, as of the end of such month, whether such Borrower was in compliance with the covenants set forth in Sections 9.17 of this Agreement for such month and (ii) within ninety (90)
days after the end of each fiscal year, audited consolidated financial statements and audited consolidating financial statements of such Borrower and its Subsidiaries and the Special Purpose Companies (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of such Borrower and its Subsidiaries and the Special Purpose
Companies as of the end of and for such fiscal year, together with the opinion of independent certified public accountants that is unqualified (as to scope), which accountants shall be an independent accounting firm selected by such
Borrower and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of such Borrower and its Subsidiaries and the
Special Purpose Companies as of the end of and for the fiscal year then ended.

                  (ii) Each Borrower shall promptly notify Lender in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the
Obligations or which would result in any material adverse change in such
Borrower's business, properties, assets, goodwill or condition, financial or otherwise, (ii) any Material Contract of such Borrower being terminated or amended or any new Material Contract entered into (in which event such Borrower shall provide Lender with a copy of such Material Contract), (iii) any order, judgment or decree in excess of $100,000 shall have been entered against such
Borrower or any of its properties or assets, (iv) any notification of violation of laws or regulations received by such Borrower, (v) any ERISA Event, and (vi)
the occurrence of any Default or Event of Default.

                  (iii) Each Borrower shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which such Borrower sends to its stockholders generally and copies of all reports and registration statements which such Borrower files with the Securities and
Exchange Commission, any national securities exchange or the National
Association of Securities Dealers, Inc.

                  (iv) Each Borrower shall furnish or cause to be furnished to
Lender such budgets, forecasts, projections and other information respecting the
Collateral and the business of such Borrower, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of any
Borrower to any court or other Governmental Authority or to any participant or assignee or prospective participant or assignee. Each Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to
Lender, at such Borrower's expense, copies of the financial statements of such
Borrower and any reports or management letters prepared by such accountants or auditors on behalf of such Borrower and to disclose to Lender such information as they may have regarding the business of such Borrower. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to
Lender, except as otherwise designated by Borrower Representative to Lender in writing.

         Section 9.07 Sale of Assets, Consolidation, Merger, Dissolution, Etc.

         No Borrower shall, and shall not permit any of its Subsidiaries to (and
Lender does not authorize any Borrower to), directly or indirectly,

                  (i) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it; or

                                      -51-

                  (ii) sell, assign, lease, transfer, abandon or otherwise
dispose of any Capital Stock or Indebtedness to any other Person or any of its assets to any other Person, except for (i) sales of Inventory in the ordinary course of business on an arms'-length basis, (ii) the disposition of worn-out or obsolete Equipment (excluding in all cases any Eligible Equipment) in the ordinary course of business on an arms'-length basis so long as (A) any proceeds are paid to Lender and (B) such sales do not involve Equipment having an aggregate fair market value in excess of $500,000 for all such Equipment disposed of in any fiscal year of Borrower and (iii) any other sale with respect to which Lender has provided its prior written consent;

                  (iii) wind up, liquidate or dissolve; or

                  (iv) agree to do any of the foregoing.

         Notwithstanding the foregoing terms of this Section 9.7, Lender acknowledges and agrees that the terms of the letter agreement dated November 7,
2003 among Lender, Fansteel and Phoenix Aerospace Corp. shall apply with respect to the Fansteel Asset Sale (as defined in the Plan or Reorganization) and the application of the proceeds thereof.

         Section 9.08 Encumbrances.

         No Borrower shall and shall not permit any of its Subsidiaries to, create, incur, assume, suffer or permit to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except: (a) the security interests and liens of Lender; (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to the applicable Borrower or Subsidiary, as the case may be and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of the applicable Borrower's or Subsidiary's business to the extent: (i)
such liens secure Indebtedness which is not overdue, (ii) such liens consist of inchoate liens in favor of a landlord with respect to rent not yet due and payable by a Borrower in connection with a real estate lease or (iii) such liens secure Indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to the applicable Borrower or Subsidiary, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of the applicable
Borrower or Subsidiary as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto; (e) purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property to secure Indebtedness permitted under Section 9.9(b)
hereof and (f) the security interests and liens set forth on Schedule 8.4 to the
Information Certificate.

                                      -52-

         Section 9.09 Indebtedness.

         No Borrower shall, nor shall it permit any of its Subsidiaries to, incur, create, assume, become or be liable in any manner with respect to, suffer or permit to exist, any Indebtedness or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the performance, dividends or other obligations of any Person, except:

                  (i) the Obligations;

                  (ii) purchase money Indebtedness (including Capital Leases)
arising after the date hereof to the extent secured by purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property not to exceed $1,000,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of such Borrower other than the Equipment or Real Property so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment or Real Property so acquired, as the case may be;

                  (iii) guarantees by any Subsidiaries of such Borrower of the
Obligations in favor of Lenders;

                  (iv) unsecured Indebtedness of Fansteel evidenced by the
Settlement Notes; provided, that, (i) Fansteel shall not make any prepayments or other payments in respect of the Settlement Notes, except for regularly scheduled payments under the Settlement Notes, mandatory prepayments under the
FMRI Primary Note and the FMRI Contingent Note and payments of the proceeds of the Environmental Insurance Claims under the applicable Settlement Note pursuant to Section 9.5 hereof, (ii) Fansteel shall not voluntarily redeem, retire, defease, purchase or otherwise acquire such Indebtedness or set aside or otherwise deposit or invest any sums for any such purpose, (iii) Fansteel shall not, directly or indirectly, amend, modify, alter or change the terms of such
Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof except, that, Fansteel may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, (iv) except for the lien and security interest granted to the PBGC in respect of the Real Property, Inventory and Equipment of Fansteel de Mexico
pursuant to the Pledge and Bailment Agreement between Fansteel and the PBGC, dated January 23, 2004, Fansteel shall not grant any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties to secure the Indebtedness evidenced by any
Settlement Note; and (v) Fansteel shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Fansteel or on its behalf, promptly after the receipt thereof, or sent by Fansteel or on its behalf, concurrently with the sending thereof, as the case may be; and

                  (v) the Indebtedness set forth on Schedule 9.9 to the
Information Certificate; provided, that, (i) the applicable Borrower may not make any payments in respect of such Indebtedness, (ii) the applicable Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof except, that, the applicable Borrower

                                      -53-

may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such
Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) the applicable
Borrower shall furnish to Lender all notices or demands in connection with such
Indebtedness either received by such Borrower or on its behalf, promptly after the receipt thereof, or sent by such Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

         Section 9.10 Loans, Investments, Etc.

         No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, or suffer or permit to exist, any loans, or advance money or property, to any person, or make any investment in (by capital contribution, dividend or otherwise) or purchase or repurchase the Capital Stock or Indebtedness or all or a substantial part of the assets or property of any person, or form or acquire any Subsidiaries, or agree to do any of the foregoing, except:

                  (i) the endorsement of instruments for collection or deposit in the ordinary course of business;

                  (ii) investments in cash or Cash Equivalents, provided, that,
(i) no Revolving Loans are then outstanding and (ii) the terms and conditions of
Section 5.2 hereof shall have been satisfied with respect to the deposit account or investment account in which such cash or Cash Equivalents are held;

                  (iii) the existing equity investments of such Borrower as of the date hereof in its Subsidiaries, provided, that, such Borrower shall have no obligation to make any other investment in, or loans to, or other payments in respect of, any such Subsidiaries;

                  (iv) stock or obligations issued to such Borrower by any
Person (or the representative of such Person) in respect of Indebtedness of such
Person owing to such Borrower in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, the original of any such stock or instrument evidencing such obligations shall be promptly delivered to Lender, upon Lender's request, together with such stock power, assignment or endorsement by such Borrower as Lender may request;

                  (v) obligations of account debtors to such Borrower arising from Accounts which are past due evidenced by a promissory note made by such account debtor payable to such Borrower; provided, that, promptly upon the receipt of the original of any such promissory note by such Borrower, such promissory note shall be endorsed to the order of Lender by such Borrower and promptly delivered to Lender as so endorsed;

                  (vi) the loans and advances set forth on Schedule 9.10 to the
Information Certificate; provided, that, as to such loans and advances, (i) no
Borrower shall, directly or indirectly, amend, modify, alter or change the terms of such loans and advances or any agreement, document or instrument related thereto and (ii) the applicable Borrower shall

                                      -54-

furnish to Lender all notices or demands in connection with such loans and advances either received by such Borrower or on its behalf, promptly after the receipt thereof, or sent by such Borrower or on its behalf, concurrently with the sending thereof, as the case may be;

                  (vii) intercompany loans and advances made by Fansteel to
Wellman; provided, that at Lender's request, the same shall be evidenced by one or more promissory notes endorsed to the order of and delivered to Lender;

                  (viii) intercompany loans and advances made by Wellman to
Fansteel; provided, that (A) the outstanding amount of such intercompany loans and advances shall not exceed $300,000 at any time, (B) Excess Availability shall be at least $250,000 both before and after the making of any such intercompany loan or advance and (C) no such intercompany loan or advance shall be made by Wellman unless (1) no Default or Event of Default is in existence both before and after the making thereof and (2) Wellman is Solvent both before and after the making thereof (as evidenced, to the extent requested by Lender, by a written certification that is delivered by Borrowers and approved by Lender prior to the making thereof); and provided, further, that at Lender's request, such intercompany loans and advances shall be evidenced by one or more promissory notes endorsed to the order of and delivered to Lender; and

                  (ix) the formation of the Special Purpose Companies in
accordance with the Plan of Reorganization and the delivery and performance of the Settlement Notes in accordance with the Plan or Reorganization and the provisions hereof.

         Section 9.11 Dividends and Redemptions; Payments to Unsecured
Creditors.

         No Borrower shall, directly or indirectly, declare or pay any dividends on account of any shares of class of its Capital Stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except in any case in the form of shares of Capital Stock consisting of common stock and except that each
Borrower that is a Subsidiary of another Borrower may pay dividends to such other Borrower.

         Section 9.12 Transactions with Affiliates.

                  (i) With respect to Affiliates other than the Special Purpose
Companies, no Borrower shall, directly or indirectly, (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any such
Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms no less favorable to the such Borrower than such Borrower would obtain in a comparable arm's length transaction with a Person that is not any Affiliate of such Borrower or (b) make any payments of management, consulting or other fees for management or similar services, or of any Indebtedness owing to any officer, employee, shareholder, director or other Affiliate of such Borrower except reasonable compensation to officers, employees and directors for services rendered to such Borrower in the ordinary course of business.

                                      -55-

         (b) With respect to the Special Purpose Companies, no Borrower shall, directly or indirectly, purchase, acquire or lease any property from, sell, transfer or lease any property to, make any loans to, make any investments in, make any payments to, or otherwise enter into any contractual or other arrangement with, any such Special Purpose Company, except for (i) the issuance of the Settlement Notes and the making of regularly scheduled payments under the
Settlement Notes and mandatory prepayments under the FMRI Primary Note and the
FMRI Contingent Note in accordance with the terms of Section 9.9(d) and (ii) the office lease of the North Chicago Facility by Fansteel from NCI.

         Section 9.13 Compliance with ERISA.

         Each Borrower shall and shall use its reasonable best efforts to cause each of its ERISA Affiliates to: (a) maintain each Plan (other than a
Multiemployer Plan) in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal and state law; (b) cause each
Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) not terminate any of such Plans so as to incur any liability to the Pension Benefit Guaranty Corporation; (d) not allow or suffer to exist any prohibited transaction involving any of such Plans or any trust created thereunder which would subject such Borrower or such ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA; (e) make all required contributions to any Plan which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such Plan; (f) not allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such Plan; or (g) not allow or suffer to exist any occurrence of a reportable event (as defined in
Section 4043 of ERISA) or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such Plan that is a single employer plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation.

         Section 9.14 End of Fiscal Years: Fiscal Quarters.

         Each Borrower shall, for financial reporting purposes, cause its, and each of its Subsidiaries' (a) fiscal years to end on December 31 of each year and (b) fiscal quarters to end on March 31, June 30, September 30 and December
31 of each year.

         Section 9.15 Change in Business.

         No Borrower shall engage in any business other than the business of such Borrower on the date hereof and any business reasonably related, ancillary or complimentary to the business in which such Borrower is engaged on the date hereof.

         Section 9.16 Limitation of Restrictions Affecting Subsidiaries.

         No Borrower shall, directly, or indirectly, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of any Subsidiary of such Borrower to (a) pay dividends or make other distributions or pay any Indebtedness owed to such Borrower or any Subsidiary of such Borrower; (b) make loans or advances to such Borrower or any Subsidiary of such Borrower, (c) transfer any of its properties or assets to such Borrower or any Subsidiary of such Borrower; or (d) create, incur, assume or suffer to exist any

                                      -56-

lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i)
applicable law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of such
Borrower or any of its Subsidiaries, (iv) customary restrictions on dispositions of Real Property interests found in reciprocal easement agreements of such
Borrower or any of its Subsidiaries, (v) any agreement relating to permitted
Indebtedness incurred by a Subsidiary of such Borrower prior to the date on which such Subsidiary was acquired by such Borrower and outstanding on such acquisition date, and (vi) the extension or continuation of contractual obligations in existence on the date hereof; provided, that, any such encumbrances or restrictions contained in such extension or continuation are no less favorable to Lender than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued.

         Section 9.17 Financial Covenants.

                  (i) EBITDA Covenant.

         Borrowers shall maintain EBITDA for each period set forth below of at least the amount set forth opposite such period:

                          Period                                       Amount
                          ------                                       ------
Six (6) months ended June 30, 2004                                   ($100,000)

Nine (9) months ended September 30, 2004                              $550,000

Twelve (12) months ended December 31, 2004                          $1,950,000

Twelve (12) months ended March 31, 2005 and the twelve (12)         $2,750,000
months ended on the last day of each calendar quarter
thereafter

                  (ii) Capital Expenditure Covenant. Borrowers shall not permit their capital expenditures in any period set forth below to be in excess of the amount set forth opposite period:

                          Period                                       Amount
                          ------                                       ------
Fiscal year ending December, 2004                                   $1,500,000

Fiscal year ending December 31, 2005                                $4,000,000

Fiscal year ending December 31, 2006 and each fiscal year           $2,300,000
thereafter

                                      -57-

         Section 9.18 License Agreements.

                  (i) Each Borrower shall (i) promptly and faithfully observe and perform all of the material terms, covenants, conditions and provisions of the material License Agreements to be observed and performed by it, at the times set forth therein, if any, (ii) not do, permit, suffer or refrain from doing anything could reasonably be expected to result in a default under or breach of any of the terms of any material License Agreement, (iii) not cancel, surrender, modify, amend, waive or release any material License Agreement in any material respect or any term, provision or right of the licensee thereunder in any material respect, or consent to or permit to occur any of the foregoing; except, that, subject to Section 9.19(b) below, a Borrower may cancel, surrender or release any material License Agreement in the ordinary course of the business of such Borrower; provided, that, such Borrower shall give Lender not less than thirty (30) days prior written notice of its intention to so cancel, surrender and release any such material License Agreement, (iv) give Lender prompt written notice of any material License Agreement entered into by such Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Lender may request, (v) give Lender prompt written notice of any material breach of any obligation, or any default, by any party under any material License Agreement, and deliver to Lender
(promptly upon the receipt thereof by such Borrower in the case of a notice to such Borrower, and concurrently with the sending thereof in the case of a notice from such Borrower) a copy of each notice of default and every other notice and other communication received or delivered by such Borrower in connection with any material License Agreement which relates to the right of such Borrower to continue to use the property subject to such License Agreement, and (vi) furnish to Lender, promptly upon the request of Lender, such information and evidence as
Lender may require from time to time concerning the observance, performance and compliance by such Borrower or the other party or parties thereto with the terms, covenants or provisions of any material License Agreement.

                  (ii) Each Borrower will either exercise any option to renew or extend the term of each material License Agreement in such manner as will cause the term of such material License Agreement to be effectively renewed or extended for the period provided by such option and give prompt written notice thereof to Lender or give Lender prior written notice that such Borrower does not intend to renew or extend the term of any such material License Agreement or that the term thereof shall otherwise be expiring, not less than sixty (60) days prior to the date of any such non-renewal or expiration. In the event of the failure of any Borrower to extend or renew any material License Agreement,
Lender shall have, and is hereby granted, the irrevocable right and authority, at its option, to renew or extend the term of such material License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of Lender or in the name and behalf of such Borrower, as Lender shall determine at any time that an Event of Default shall exist or have occurred and be continuing. Lender may, but shall not be required to, perform any or all of such obligations of any Borrower under any of the License Agreements, including, but not limited to, the payment of any or all sums due from such Borrower thereunder. Any sums so paid by Lender shall constitute part of the Obligations.

         Section 9.19 After Acquired Real Property.

         If a Borrower hereafter acquires any Real Property, fixtures or any other property that is of the kind or nature described in the Mortgages and such
Real Property, fixtures or other

                                      -58-

property at any one location has a fair market value in an amount equal to or greater than $50,000, individually, or $250,000, in the aggregate together with all other such Real Property or other property of Borrowers not subject to a
Mortgage (or if a Default or Event of Default exists, then regardless of the fair market value of such assets), without limiting any other rights of Lender, or duties or obligations of such Borrower, upon Lender's request, such Borrower shall execute and deliver to Lender a mortgage, deed of trust or deed to secure debt, as Lender may determine, in form and substance substantially similar to the Mortgages and as to any provisions relating to specific state laws satisfactory to Lender and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located granting to Lender a first and only lien and mortgage on and security interest in such Real Property, fixtures or other property (except as such
Borrower would otherwise be permitted to incur hereunder or under the Mortgages or as otherwise consented to in writing by Lender) and such other agreements, documents and instruments as Lender may require in connection therewith.

         Section 9.20 Costs and Expenses.

         Borrowers shall pay to Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording
(including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees, costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Lender's customary charges and fees with respect thereto; (c) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the
Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against
Lender arising out of the transactions contemplated hereby and thereby
(including preparations for and consultations concerning any such matters); (f)
all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the
Collateral and Borrowers' operations, plus a per diem charge at the rate of $800 per person per day for Lender's examiners in the field and office; and (g) the reasonable fees and disbursements of counsel (including legal assistants) to
Lender in connection with any of the foregoing.

         Section 9.21 Compliance with Plan of Reorganization.

         Each Borrower shall comply with its obligations under the Plan of
Reorganization and consummate the Plan of Reorganization in accordance with its terms. No Borrower shall agree to, or suffer to occur, any amendment, supplement or addition to, or any other modification

                                      -59-

of, the Plan of Reorganization or the Confirmation Order that is material in any respect or that would have an adverse effect upon Lender or the Collateral.

         Section 9.22 Special Purpose Companies.

         Borrowers shall not permit any Special Purpose Company to enter into any contractual or other arrangements, or engage in any business or other activities (other than those provided for in and/or necessary to carry out the
Plan of Reorganization).

         Section 9.23 Further Assurances.

         At the request of Lender at any time and from time to time, Borrowers shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be reasonably necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Lender may at any time and from time to time reasonably request a certificate from an officer of any Borrower representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Lender, Lender may, at its option, cease to make any further Loans or provide any further Letter of Credit Accommodations until
Lender has received such certificate and, in addition, Lender has reasonably determined that such conditions are satisfied. Without limiting in any way the foregoing requirements of this Section 9.23, Borrowers agree to cause the Starck
UCC to be terminated within forty-five (45) days of the date hereof.

                                    ARTICLE X

SECTION 10. EVENTS OF DEFAULT AND REMEDIES

         Section 10.01 Events of Default.

         The occurrence or existence of any one or more of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

                  (i) (i) any Borrower fails to pay when due any of the
Obligations, (ii) any Borrower fails to perform any of the covenants contained in Sections 9.3, 9.4, 9.13 and 9.19 of this Agreement and such failure shall continue for ten (10) days; provided, that, such ten (10) day period shall not apply in the case of: (A) any failure to observe any such covenant which is not capable of being cured at all or within such ten (10) day period or which has been the subject of a prior failure within a six (6) month period, or (B) an intentional breach by such Borrower of any such covenant or (iii) any Borrower fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements other than those described in Section 10.1(a)(i) and 10.1(a)(ii) above;

                  (ii) any representation, warranty or statement of fact made by any Borrower to Lender in this Agreement, the other Financing Agreements or any other

                                      -60-

agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

                  (iii) any Obligor revokes, terminates or fails to perform any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Lender;

                  (iv) any judgment for the payment of money is rendered against any Borrower or any Obligor in excess of $100,000 in any one case or in excess of $250,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any
Borrower or any Obligor or any of their assets;

                  (v) any Obligor (being a natural person or a general partner of an Obligor which is a partnership) dies or any Borrower or any Obligor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business;

                  (vi) any Borrower or any Obligor fails to be Solvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors;

                  (vii) a case or proceeding under the bankruptcy laws of the
United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against any Borrower or any Obligor or all or any part of its properties and such petition or application is not dismissed within thirty
(30) days after the date of its filing or any Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

                  (viii) a case or proceeding under the bankruptcy laws of the
United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by any Borrower or any Obligor or for all or any part of its property;

                  (ix) (i) any default by any Borrower or any Obligor under any agreement, document or instrument relating to any Indebtedness for borrowed money owing to any person other than Lender, or any capitalized lease obligations, contingent Indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, in any case in an amount in excess of $100,000, which default continues for more than the applicable cure period, if any, with respect thereto, or any default by any Borrower or any Obligor under any Material
Contract, which default continues for more than the applicable cure period, if any, with respect thereto or (ii) any "Default" under and as defined in a
Settlement Note (to the extent that such "Default" does not otherwise result in an Event of Default under the foregoing clause (i) of this Section 10.1(i));

                                      -61-

                  (x) any bank at which any deposit account of any Borrower is maintained shall fail to comply with any of the terms of any Deposit Account
Control Agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Borrower shall fail to comply with any of the terms of any Investment Property Control Agreement to which such person is a party;

                  (xi) any material provision hereof or of any of the other
Financing Agreements shall for any reason cease to be valid, binding and enforceable with respect to any party hereto or thereto (other than Lender) in accordance with its terms, or any such party shall challenge the enforceability hereof or thereof, or shall assert in writing, or take any action or fail to take any action based on the assertion that any provision hereof or of any of the other Financing Agreements has ceased to be or is otherwise not valid, binding or enforceable in accordance with its terms, or any security interest provided for herein or in any of the other Financing Agreements shall cease to be a valid and perfected first priority security interest in any of the
Collateral purported to be subject thereto (except as otherwise permitted herein or therein);

                  (xii) an ERISA Event shall occur which results in a material adverse effect on the assets, business or prospects of Borrowers taken as a whole;

                  (xiii) any Change of Control;

                  (xiv) the indictment by any Governmental Authority, or as
Lender may reasonably and in good faith determine, the threatened indictment by any Governmental Authority of any Borrower of which any Borrower or Lender receives notice, in either case, as to which there is a reasonable possibility of an adverse determination, in the good faith determination of Lender, under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Borrower, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of (i) any of the Collateral having a value in excess of $250,000 or (ii) any other property of such Borrower which is necessary or material to the conduct of its business;

                  (xv) there shall be a material adverse change in the business or assets of the Borrowers and the Obligors (taken as a whole) after the date hereof; or

                  (xvi) there shall be an event of default under any of the
other Financing Agreements.

         Section 10.02 Remedies.

                  (i) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this
Agreement, the other Financing Agreements, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Borrower or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Lender's

                                      -62-

discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any
Borrower of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against any Borrower or any Obligor to collect the Obligations without prior recourse to the Collateral.

                  (ii) Without limiting the foregoing, at any time an Event of
Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any
Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any Real
Property on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Borrowers, at Borrowers' expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any Real Property on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower, which right or equity of redemption is hereby expressly waived and released by Borrowers, and/or (vii) terminate this Agreement. If any of the
Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Lender to Borrowers designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrowers waive any other notice. In the event
Lender institutes an action to recover any Collateral or seeks recovery of any
Collateral by way of prejudgment remedy, Borrowers waive the posting of any bond which might otherwise be required. At any time an Event of Default exists or has occurred and is continuing, upon Lender's request, Borrowers will either, as
Lender shall specify, furnish cash collateral to the issuer to be used to secure and fund Lender's reimbursement obligations to the issuer in connection with any
Letter of Credit Accommodations or furnish cash collateral to Lender for the
Letter of Credit Accommodations. Such cash collateral shall be in the amount equal to one hundred ten percent (110%) of the amount of the Letter of Credit
Accommodations plus the amount of any fees and expenses payable in connection therewith through the end of the expiration of such Letter of Credit
Accommodations.

                  (iii) Lender may, at any time or times that an Event of
Default exists or has occurred and is continuing, enforce any Borrower's rights against any account debtor, secondary obligor or other obligor in respect of any of the Accounts or other Receivables. Without limiting the generality of the foregoing, Lender may at such time or times (i) notify any

                                      -63-

or all account debtors, secondary obligors or other obligors in respect thereof that the Receivables have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors, secondary obligors and other obligors to make payment of Receivables directly to Lender,
(ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations,
(iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action
Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at
Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and the applicable Borrower shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require. In the event any account debtor returns Inventory when an Event of
Default exists or has occurred and is continuing, the applicable Borrower shall, upon Lender's request, hold the returned Inventory in trust for Lender, segregate all returned Inventory from all of its other property, dispose of the returned Inventory solely according to Lender's instructions, and not issue any credits, discounts or allowances with respect thereto without Lender's prior written consent.

                  (iv) To the extent that applicable law imposes duties on
Lender to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), each Borrower acknowledges and agrees that it is not commercially unreasonable for Lender (i) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral,
(iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the
Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as such Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties,
(xi) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Lender, to obtain the

                                      -64-

services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the
Collateral. Each Borrower acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by such Borrower would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to any Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

                  (v) For the purpose of enabling Lender to exercise the rights and remedies hereunder, each Borrower hereby grants to Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Borrower) to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other
Intellectual Property and general intangibles now owned or hereafter acquired by such Borrower, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                  (vi) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the
Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrowers shall remain liable to
Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

                  (vii) Without limiting the foregoing, upon the occurrence of a
Default or Event of Default, Lender may, at its option, without notice, (i)
cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Revolving Loans and Letter of Credit
Accommodations available to Borrowers and/or (ii) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Lender to Borrowers.

                                   ARTICLE XI

SECTION 11. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

         Section 11.01 Governing Law; Choice of Forum; Service of Process; Jury
Trial Waiver.

                  (i) The validity, interpretation and enforcement of this
Agreement and the other Financing Agreements (other than the Mortgages to the extent provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

                                      -65-

                  (ii) Each Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the Circuit Court of Cook County, Illinois and the United States District Court for the Northern District of Illinois,
whichever Lender may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this
Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against any Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Borrower or its property).

                  (iii) Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon such Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, such Borrower shall appear in answer to such process, failing which such Borrower shall be deemed in default and judgment may be entered by Lender against such Borrower for the amount of the claim and other relief requested.

                  (iv) EACH BORROWER AND LENDER EACH HEREBY WAIVES ANY RIGHT TO
TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER
THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY
CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN
RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE
TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR
HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH
BORROWER AND LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND,
ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND
THAT SUCH BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS
AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES
HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (v) Lender shall not have any liability to any Borrower
(whether in tort, contract, equity or otherwise) for losses suffered by any
Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct of Lender. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance

                                      -66-

by it of the terms of this Agreement. Except as prohibited by law, each Borrower waives any right which it may have to claim or recover in any litigation with
Lender any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Borrower: (i) certifies that neither Lender nor any representative, agent or attorney acting for or on behalf of Lender has represented, expressly or otherwise, that Lender would not, in the event of litigation, seek to enforce any of the waivers provided for in this
Agreement or any of the other Financing Agreements and (ii) acknowledges that in entering into this Agreement and the other Financing Agreements, Lender is relying upon, among other things, the waivers and certifications set forth in this Section 11.1 and elsewhere herein and therein.

         Section 11.02 Waiver of Notices.

         Each Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and chattel paper, included in or evidencing any of the Obligations or the
Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on any
Borrower which Lender may elect to give shall entitle such Borrower to any other or further notice or demand in the same, similar or other circumstances.

         Section 11.03 Amendments and Waivers.

         Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of each Borrower. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which
Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         Section 11.04 Waiver of Counterclaims.

         Each Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the
Collateral or any matter arising therefrom or relating hereto or thereto.

         Section 11.05 Indemnification.

         Each Borrower shall indemnify and hold Lender, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or

                                      -67-

proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, each Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the
Obligations and the termination or non-renewal of this Agreement.

                                   ARTICLE XII

SECTION 12. TERM OF AGREEMENT; MISCELLANEOUS

         Section 12.01 Term.

                  (i) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date three (3) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Lender or Borrowers may terminate this Agreement and the other Financing Agreements effective on the
Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other parties hereto at least sixty (60) days prior written notice;
provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously. In addition, Borrowers may terminate this Agreement at any time upon ten (10) days prior written notice to Lender (which notice shall be irrevocable) and Lender may terminate this Agreement at any time on or after an Event of Default. Upon the effective date of termination or non-renewal of this Agreement, Borrowers shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender (or at Lender's option, a letter of credit issued for the account of Borrowers and at Borrowers'
expense, in form and substance satisfactory to Lender, by an issuer acceptable to Lender and payable to Lender as beneficiary) in such amounts as Lender determines are reasonably necessary to secure (or reimburse) Lender from loss, cost, damage or expense, including reasonable attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the
Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrowers for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrowers to the bank account designated by Lender are received in such bank account later than
12:00 noon, Chicago time.

                  (ii) No termination of this Agreement or the other Financing
Agreements shall relieve or discharge any Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and
Lender's continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid. Accordingly, each Borrower waives any rights which it may

                                      -68-

have under the UCC to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to such Borrower, or to file them with any filing office, unless and until this Agreement is terminated in accordance with its terms and all of the
Obligations are paid and satisfied in full in immediately available funds.

                  (iii) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers agree to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

                Amount                                       Period
                ------                                       ------

Three percent (3%) of the Maximum        From the date hereof to but not including the
Credit                                   first anniversary of the date hereof.

Two percent (2%) of the Maximum Credit   From and after the first anniversary of the
                                         date hereof to but not including the second
                                         anniversary of the date hereof.

One percent (1%) of the Maximum Credit   From and after the second anniversary of the
                                         date hereof, to but not including the third
                                         anniversary of the date hereof, or if the term
                                         of this Agreement is extended, at any time
                                         prior to the end of the then current term.

Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrowers agree that it is reasonable under the circumstances currently existing. In addition,
Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if
Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrowers or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations.

         Section 12.02 Interpretative Provisions.

                  (i) All terms used herein which are defined in Article 1 or
Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement.

                  (ii) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.

                                      -69-

                  (iii) All references to each Borrower and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.

                  (iv) The words "hereof", "herein", "hereunder", "this
Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (v) The word "including" when used in this Agreement shall mean "including, without limitation".

                  (vi) All references to the term "good faith" used herein when applicable to Lender shall mean, notwithstanding anything to the contrary contained herein or in the UCC, honesty in fact in the conduct or transaction concerned. Borrowers shall have the burden of proving any lack of good faith on the part of Lender alleged by any Borrower at any time.

                  (vii) An Event of Default shall exist or continue or be
continuing until such Event of Default is waived in accordance with Section 11.3 or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender.

                  (viii) Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the financial statements of Borrowers most recently received by Lender prior to the date hereof.

                  (ix) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means
"to and including".

                  (x) Unless otherwise expressly provided herein, (i) references herein to any agreement, document or instrument shall be deemed to include all subsequent amendments, modifications, supplements, extensions, renewals, restatements or replacements with respect thereto, but only to the extent the same are not prohibited by the terms hereof or of any other Financing Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, recodifying, supplementing or interpreting the statute or regulation.

                  (xi) The captions and headings of this Agreement are for
convenience of reference only and shall not affect the interpretation of this
Agreement.

                  (xii) This Agreement and other Financing Agreements may use several different limitations, tests or measurements to regulate the same or similar matters. All

                                      -70-

such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (xiii) This Agreement and the other Financing Agreements are the result of negotiations among and have been reviewed by counsel to Lender and the other parties, and are the products of all parties. Accordingly, this
Agreement and the other Financing Agreements shall not be construed against
Lender merely because of Lender's involvement in their preparation.

         Section 12.03 Notices.

         All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1)
Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

         If to Borrowers:            c/o Fansteel Inc.
                                     One Tantalum Place
                                     North Chicago, Illinois 60064
                                     Attention: Michael McEntee
                                     Telephone No.: (847) 689-4900
                                     Telecopy No.: (847) 689-0307

         with a copy to:             Schulte Roth & Zabel LLP
                                     919 Third Avenue
                                     New York, New York 10022
                                     Attention: Jeffrey Sabin, Esq.
                                     Telephone No.: (212) 756-2000
                                     Telecopy No.: (212) 593-5955

         If to Lender                Congress Financial Corporation (Central)
                                     150 South Wacker Drive; Suite 2200
                                     Chicago, Illinois 60606-4202
                                     Attention: Keith Chapman
                                     Telephone No.: (312) 332-0420
                                     Telecopy No.: (312) 332-0424

         Section 12.04 Partial Invalidity.

         If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this
Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

                                      -71-

         Section 12.05 Successors.

         This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrowers and their respective successors and assigns, except that Borrowers may not assign their rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender. Lender may, after notice to
Borrower Representative, assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the Loans, the Letter of Credit
Accommodations or any other interest herein to another financial institution or other person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation.

         Section 12.06 Borrower Representative.

         Each Borrower hereby irrevocably appoints Fansteel as the borrowing agent and attorney-in-fact for all Borrowers ("Borrower Representative"), which appointment shall remain in full force and effect unless and until Lender shall have received prior written notice signed by each Borrower indicating that such appointment has been revoked and that another Borrower has been appointed
Borrower Representative (and further indicating the identity of such new
Borrower Representative). Each Borrower hereby irrevocably appoints and authorizes the Borrower Representative (i) to provide Lender with all notices with respect to Revolving Loans and Letter of Credit Accommodations obtained for the benefit of any Borrower and all other notices and instructions under this
Agreement and (ii) to take such action as the Borrower Representative deems appropriate on its behalf to obtain Revolving Loans and Letter of Credit
Accommodations and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of Borrowers' loan account and Collateral of Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to
Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of
Borrowers' loan account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce Lender to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify Lender harmless against any and all liability, expense, loss or claim of damage or injury, made against Lender by any Borrower or by any third party whosoever, arising from or incurred by reason of (a) the handling of Borrowers'
loan account and Collateral of Borrowers as herein provided, (b) Lender's relying on any instructions of the Borrower Representative, or (c) any other action taken by Lender hereunder or under the other Financing Agreements.

         Section 12.07 Entire Agreement.

         This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof

                                      -72-

and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

         Section 12.08 Counterparts, Etc.

         This Agreement or any of the other Financing Agreements may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement or any of such other Financing
Agreements. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

                                  ARTICLE XIII

SECTION 13. JOINT AND SEVERAL OBLIGATIONS

         Section 13.01 Joint and Several Obligations.

         Each Borrower hereby agrees that such Borrower is jointly and severally liable for the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its obligation hereunder is a continuing obligation of payment and performance and not of collection, that its obligations under this Section 13 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section 13 shall be absolute and unconditional, irrespective of, and unaffected by,

                  (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Financing
Agreement or any other agreement, document or instrument to which any Borrower is or may become a party;

                  (ii) the absence of any action to enforce this Agreement
(including this Section 13) or any other Financing Agreement or the waiver or consent by Lender with respect to any of the provisions thereof;

                  (iii) the existence, value or condition of, or failure to
perfect its lien against, any security for the Obligations or any action, or the absence of any action, by Lender in respect thereof (including the release of any such security);

                  (iv) the insolvency of any Borrower or any Obligor; or

                  (v) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

                                      -73-

Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations hereunder.

         Section 13.02 Waivers by Borrowers.

         Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to marshall assets or to proceed in respect of the
Obligations hereunder against any other Borrower or any Obligor, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such
Borrower. It is agreed among each Borrower and Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Financing Agreements and that, but for the provisions of this Section 13 and such waivers, Lender would decline to enter into this Agreement.

         Section 13.03 Benefit of Joint and Several Obligations.

         Each Borrower agrees that the provisions of this Section 13 are for the benefit of Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Financing Agreements.

         Section 13.04 Subordination of Subrogation, Etc.

         Notwithstanding anything to the contrary in this Agreement or in any other Financing Agreement, and except as set forth in Section 13.7, each
Borrower hereby expressly and irrevocably subordinates to payment of the
Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Borrower acknowledges and agrees that this subordination is intended to benefit Lender and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Section 13, and that Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 13.4.

         Section 13.05 Election of Remedies.

         If Lender may, under applicable law, proceed to realize its benefits under any of the Financing Agreements giving Lender a lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 13. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by
Lender. Any election of remedies

                                      -74-

that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Financing Agreements, Lender may bid all or less than the amount of the
Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations under this
Section 13, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

         Section 13.06 Limitation.

         Notwithstanding any provision herein contained to the contrary, each
Borrower's liability under this Section 13 shall be limited to an amount not to exceed as of any date of determination the greater of:

                  (i) the net amount of all Loans advanced to such Borrower or to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

                  (ii) the amount that could be claimed by Lender from such
Borrower under this Section 13 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance
Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Borrower under Section 13.7.

         Section 13.07 Contribution with Respect to Joint and Several
Obligations.

                  (i) To the extent that any Borrower shall make a payment under this Section 13 of all or any of the Obligations (other than Loans made to that
Borrower for which it is primarily liable) (a "Joint and Several Payment") that, taking into account all other Joint and Several Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Joint and Several Payment in the same proportion that such
Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Joint and Several Payment) bore to the aggregate Allocable Amounts of each of Borrowers as determined immediately prior to the making of such Joint and Several Payment, then, following indefeasible payment in full in cash of the
Obligations and termination of the Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Joint and
Several Payment.

                                      -75-

                  (ii) As of any date of determination, the "Allocable Amount"
of any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower under this Section 13 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the
Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act,
Uniform Fraudulent Conveyance Act or similar statute or common law.

                  (iii) This Section 13.7 is intended only to define the
relative rights of Borrowers and nothing set forth in this Section 13.7 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 13.1. Nothing contained in this Section 13.7 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest,
Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

                  (iv) The parties hereto acknowledge that the rights of
contribution and indemnification hereunder shall constitute assets of the
Borrower to which such contribution and indemnification is owing.

                  (v) The rights of the indemnifying Borrowers against other
Borrowers and Obligors under this Section 13.7 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the
Commitments.

         Section 13.08 Liability Cumulative.

         The liability of Borrowers under this Section 13 is in addition to and shall be cumulative with all liabilities of each Borrower to Lender under this
Agreement and the other Financing Agreements to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                                      -76-

         IN WITNESS WHEREOF, Lender and Borrowers have caused these presents to be duly executed as of the day and year first above written.

LENDER                                       BORROWERS

CONGRESS FINANCIAL CORPORATION               FANSTEEL INC.
(CENTRAL)

By                                           By
   --------------------------------             --------------------------------
Title                                        Title
     ------------------------------               ------------------------------

Address:                                     Chief Executive Office:

Congress Financial Corporation (Central)     One Tantalum Place
150 South Wacker Drive; Suite 2200           North Chicago, Illinois 60064
Chicago, Illinois 60606-4202

                                             WELLMAN DYNAMICS CORPORATION

                                             By
                                                --------------------------------
                                             Title
                                                  ------------------------------
                                             Chief Executive Office:

                                             1746 Commerce Road
                                             Creston, Iowa 50801

                                      -77-

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (the "First
Amendment") is made as of January 19, 2005, between Congress Financial
Corporation (Central) ("Lender") and Fansteel Inc., a Delaware corporation
("Fansteel") and Wellman Dynamics Corporation, a Delaware corporation
("Wellman"; Fansteel and Wellman are collectively "Borrowers" and each individually a "Borrower").

                                    RECITALS

         WHEREAS, Borrowers and Lender are parties to that certain Loan and
Security Agreement dated January 23, 2004 (as the same has been amended, supplemented or otherwise modified, the "Loan Agreement") and various other documents, instruments and agreements (as amended, supplemented or otherwise modified from time to time, the "Financing Agreements");

         WHEREAS, Borrowers have requested that the Lender agree to addition of a component for Eligible Inventory under the Borrowing Base set forth in the
Loan Agreement; and

         WHEREAS, Lender has agreed to such request on and subject to the terms and conditions hereof;

         NOW THEREFORE, in consideration of the provisions set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE XIV

         Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings herein as given to such terms in the Loan
Agreement.

                                   ARTICLE XV

         Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

         Section 15.01 The definition of the term "Borrowing Base" set forth in
Section 1 of the Loan Agreement is amended and restated in its entirety, as follows:

         "Borrowing Base" shall mean, at any time, as to each Borrower, the amount equal to: (a) eighty-five percent (85%) of the Net Amount of Eligible
Accounts of such Borrower, plus (b) the lesser of (i) seventy percent (70%) of the Net Orderly Liquidation Value of the Eligible Equipment of such Borrower and
(ii) the Equipment Sublimit for such Borrower, plus (c) the lesser of (i)
eighty-five percent of the Net Recovery Rate of the Value of the Eligible
Inventory of such Borrower or (ii) the Inventory Sublimit for such Borrower less
(d) any Reserves attributable to such Borrower. For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory that is set forth in clause (c)(ii) above, Lender may treat the then undrawn amounts of outstanding
Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Lender is in effect basing the issuance of the
Letter of Credit Accommodations on the Value of the Eligible Inventory being purchased with

                                      -78-

such Letter of Credit Accommodations. In determining the actual amounts of such
Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit; provided, that at the time of any such determination no Revolving Loan or any portion thereof or Reserve or any portion thereof shall be attributed to more than one such component of the lending formulas set forth above.

         Section 15.02 The definition of the term "Equipment Cap" set forth in
Section 1 of the Loan Agreement is amended and restated in its entirety, as follows:

         "Equipment Cap" shall mean

              (i) with respect to Fansteel, $840,000, provided that (a) the
    Equipment Cap of Fansteel will be reduced by $18,000 on the first day of each month (commencing February 1, 2005) and (b) in addition to the monthly reduction set forth in the foregoing clause (a), the Equipment Cap of
    Fansteel will be reduced by the amount of any proceeds received from the disposition of any Equipment for such Borrower (excluding any Fansteel Asset
    Sale Proceeds).

              (ii) with respect to Wellman, $400,000, provided that (a) the
    Equipment Cap of Wellman will be reduced by $8,333 on the first day of each month (commencing February 1, 2005) and (b) in addition to the monthly reduction set forth in the foregoing clause (a), the Equipment Cap of
    Wellman will be reduced by the amount of any proceeds received from the disposition of any Equipment for such Borrower.

         Section 15.03 The definition of the term "Equipment Sublimit" set forth in Section 1 of the Loan Agreement is amended and restated in its entirety, as follows:

         "Equipment Sublimit" shall mean, as to each Borrower, its Equipment
Cap.

         Section 15.04 The defined terms "Eligible Inventory", "Inventory Cap",
"Inventory Sublimit", "Net Recovery Rate" and "Value" are each added to Section
1 of the Loan Agreement in their appropriate respective alphabetical order, as follows:

         "Eligible Inventory" shall mean with respect to a Borrower, Inventory of such Borrower consisting of (i) finished goods held for resale in the ordinary course of the business of such Borrower and (ii) raw materials for such finished goods, in each case which are acceptable to Lender based on the criteria set forth below. In general, Eligible Inventory shall not include (a)
work-in-process; (b) components which are not part of finished goods; (c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in such Borrower's business; (f) Inventory at premises other than those owned and controlled by such Borrower, except any Inventory which would otherwise be deemed Eligible Inventory that is not located at premises owned and operated by such Borrower may nevertheless be considered Eligible Inventory: (i)
as to locations which are leased by such Borrower if Lender shall have received a Collateral Access Agreement from the owner and lessor of such location, duly authorized, executed and delivered by such owner and lessor or if Lender shall not have received such Collateral Access Agreement (or Lender shall determine to accept a Collateral Access

                                      -79-

Agreement which does not include all required provisions or provisions in the form otherwise required by Lender), Lender may, at is option, nevertheless consider Inventory at such location to be Eligible Inventory to the extent
Lender shall have established such Reserves in respect of amounts at any time payable by such Borrower to the owner and lessor thereof as Lender shall reasonably determine, and (ii) as to locations owned and operated by a third person, if Lender shall have received a Collateral Access Agreement from such owner and operator with respect to such location, duly authorized, executed and delivered by such owner and operator or if Lender shall not have received such
Collateral Access Agreement (or Lender shall determine to accept a Collateral
Access Agreement which does not include all required provisions or provisions in the form otherwise required by Lender), Lender may, at its option, nevertheless consider Inventory at such location to be Eligible Inventory to the extent
Lender shall have established such Reserves in respect of amounts at any time payable by such Borrower to the owner and operator thereof as Lender shall reasonably determine, and, in addition, as to locations owned and operated by a third person, Lender shall have received, if required by Lender: (A) UCC-1 financing statements between the owner and operator, as consignee or bailee and such Borrower, as consignor or bailor, in form and substance satisfactory to
Lender, which are duly assigned to Lender and (B) a written notice to any lender to the owner and operator of the first priority security interest in such
Inventory of Lender; (g) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement;
(h) bill and hold goods; (i) unserviceable or obsolete Inventory or Inventory that is slow moving (taking into account the historical operations of Borrowers and the nature of Borrowers' business); (j) Inventory which is not subject to the first priority, valid and perfected security interest of Lender; (k)
returned, damaged and/or defective Inventory; (l) Inventory purchased or sold on consignment and (m) Inventory located outside the United States of America. The criteria for Eligible Inventory set forth above may only be changed and any new criteria for Eligible Inventory may only be established by Lender in good faith based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Lender has no written notice thereof from such
Borrower prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the
Inventory in the good faith determination of Lender. Any Inventory which is not
Eligible Inventory shall nevertheless be part of the Collateral.

         "Inventory Cap" shall mean $1,000,000.

         "Inventory Sublimit" shall mean, as to each Borrower, at any time, the amount equal to the Inventory Cap minus the then outstanding principal amount of
Loans to the other Borrower based on Eligible Inventory.

         "Net Recovery Rate" shall mean the fraction, expressed as a percentage,
(a) the numerator of which is the amount equal to the amount of the recovery in respect of the Eligible Inventory at such time on a "net orderly liquidation value" basis as set forth in the most recent acceptable appraisal of Inventory received by Agent in accordance with Section 7.3, net of liquidation expenses and commissions, and (b) the denominator of which is the applicable cost of the aggregate amount of the Eligible Inventory subject to such appraisal.

         "Value" shall mean, as determined by Lender in good faith, with respect to Inventory, the lower of (a) cost computed on a first-in first-out basis in accordance with GAAP

                                      -80-

or (b) market value provided, that, for purposes of the calculation of the
Borrowing Base, (i) the Value of the Inventory shall not be affected by: (A) the portion of the value of Inventory equal to the profit earned by any Affiliate on the sale thereof to a Borrower or (B) write-ups or write-downs in value with respect to currency exchange rates and (ii) notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal of the Inventory received and accepted by Lender in accordance with the terms hereof.

         Section 15.05 The penultimate sentence set forth in the definition of the term "Reserves" in Section 1 of the Loan Agreement is amended and restated
in its entirety, as follows:

         " To the extent Lender may revise the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for Eligible Accounts or Eligible Inventory so as to address any circumstances, condition, event or contingency in a manner satisfactory to
Lender, Lender shall not establish a Reserve for the same purpose. "

         Section 15.06 Section 2.1(b) of the Loan Agreement is amended and restated in its entirety, as follows:

         " Lender may, in its good faith discretion, from time to time, upon not less than five (5) days prior notice to Borrower Representative, (i) reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in
Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased or may be reasonably anticipated to increase above historical levels, or (B) the general creditworthiness of account debtors has declined, or (ii) reduce the lending formula(s) with respect to Eligible
Inventory to the extent that Lender determines that: (A) the number of days of the turnover of the Inventory for any period has changed or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, including any such decrease attributable to any change in the nature, quality or mix of the Inventory. The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by Lender in good faith. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Reserves. "

         Section 15.07 Section 2.2(d) of the Loan Agreement is amended and restated in its entirety, as follows:

         " In addition to being subject to the satisfaction of the applicable conditions precedent contained in Section 4 hereof and the other terms and conditions contained herein, no Letter of Credit Accommodations shall be available unless each of the following conditions precedent have been satisfied in a manner satisfactory to Lender: (i) Borrower Representative shall have delivered to the proposed issuer of such Letter of Credit Accommodation at such times and in such manner as such proposed issuer may require, an application in form and substance satisfactory to such proposed issuer and Lender for the issuance of the Letter of Credit Accommodation and such other documents as may be required pursuant to the terms thereof, and

                                      -81-

the form and terms of the proposed Letter of Credit Accommodation shall be satisfactory to Lender and such proposed issuer, (ii) as of the date of issuance, no order of any court, arbitrator or other Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed
Letter of Credit Accommodation, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit Accommodation refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit Accommodation; and
(iii) the Letter of Credit Availability, prior to giving effect to any Reserves with respect to such Letter of Credit Accommodations, on the date of the proposed issuance of any Letter of Credit Accommodations, shall be equal to or greater than: (A) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory and the documents of title with respect thereto are consigned to the issuer, the sum of (1) the percentage equal to one hundred percent (100%) minus the then applicable percentage with respect to
Eligible Inventory set forth in the definition of the term Borrowing Base multiplied by the Value of such Eligible Inventory, plus (2) freight, taxes, duty and other amounts which Lender estimates must be paid in connection with such Inventory upon arrival and for delivery to one of the locations for
Eligible Inventory within the United States of America and (B) if the proposed
Letter of Credit Accommodation is for any other purpose or the documents of title are not consigned to the issuer in connection with a Letter of Credit
Accommodation for the purpose of purchasing Inventory, an amount equal to one hundred percent (100%) of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, a Reserve shall be established in the applicable amount set forth in Section 2.2(d)(iii)(A) or Section
2.2(d)(iii)(B). "

         Section 15.08 Section 8.11 of the Loan Agreement is amended by adding a new sentence at the end thereof, as follows:

         " No trademark, servicemark or other Intellectual Property at any time used by any Borrower which is owned by another person, or owned by such Borrower subject to any security interest, lien, collateral assignment, pledge or other encumbrance in favor of any person other than Lender, is affixed to any Eligible
Inventory, except to the extent permitted under the term of the License
Agreements listed on Schedule 8.11 to the Information Certificate. "

         Section 15.09 Section 9.9(e) of the Loan Agreement is amended by amending and restating clause (i) of the proviso thereto, as follows:

         " (i) any payments in respect of such Indebtedness shall be made in a manner that is consistent with the terms of the Plan of Reorganization (and, in the case of the Settlement Notes, any such payments shall be subject to the proviso to Section 9.9(d) above), "

                                      -82-

                                   ARTICLE XVI

         Condition. This First Amendment shall be effective upon its execution and delivery by all parties hereto.

                                  ARTICLE XVII

         Representations and Warranties. To induce the Lender to enter into this
First Amendment, each Borrower hereby represents and warrants to the Lender as follows:

         Section 17.01 The execution, delivery and performance by such Borrower of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Borrower, the organizational documents of such Borrower, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon such Borrower or any of its property;

         Section 17.02 Each of the Loan Agreement and the other Financing
Agreements, as amended by this Amendment, are the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and (ii) general principles of equity;

         Section 17.03 The representations and warranties contained in the Loan
Agreement and the other Financing Agreements are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case any such representation or warranty shall be true and correct on and as of such earlier date); and

         Section 17.04 Such Borrower has performed all of its obligations under the Loan Agreement and the Financing Agreements to be performed by it on or before the date hereof and as of the date hereof, such Borrower is in compliance with all applicable terms and provisions of the Loan Agreement, and each of the
Financing Agreements to be observed and performed by it, and no Default or Event of Default is in existence.

                                  ARTICLE XVIII

                                 Miscellaneous.

         Section 18.01 Expenses. Borrowers agree to pay, on demand, all costs and expenses of Lender (including the fees and expenses of outside counsel for
Lender) in connection with the preparation, negotiation, execution, delivery and administration of this First Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 3(a) shall survive any termination of the Loan Agreement as amended hereby.

         Section 18.02 Governing Law. This First Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

         Section 18.03 Counterparts. This First Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each

                                      -83-

such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment.

         Section 18.04 Successors. This First Amendment shall be binding upon
Borrowers and Lender and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns.

         Section 18.05 Ratification. Except as herein amended, the Loan
Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

LENDER                                       BORROWERS

CONGRESS FINANCIAL CORPORATION               FANSTEEL INC.
(CENTRAL)

By                                           By
   --------------------------------             --------------------------------
Title                                        Title
     ------------------------------               ------------------------------

                                             WELLMAN DYNAMICS CORPORATION

                                             By
                                                --------------------------------
                                             Title
                                                  ------------------------------

                                      -84-

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement (the "Second
Amendment") is made as of March 31, 2005, between Congress Financial Corporation
(Central) ("Lender") and Fansteel Inc., a Delaware corporation ("Fansteel") and
Wellman Dynamics Corporation, a Delaware corporation ("Wellman"; Fansteel and
Wellman are collectively "Borrowers" and each individually a "Borrower").

                                    RECITALS

         WHEREAS, Borrowers and Lender are parties to that certain Loan and
Security Agreement dated January 23, 2004 (as the same has been amended, supplemented or otherwise modified, the "Loan Agreement") and various other documents, instruments and agreements (as amended, supplemented or otherwise modified from time to time, the "Financing Agreements");

         WHEREAS, Borrowers have requested that the Lender agree to modify the minimum EBITDA covenant set forth in the Loan Agreement; and

         WHEREAS, Lender has agreed to such request on and subject to the terms and conditions hereof;

         NOW THEREFORE, in consideration of the provisions set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE XIX

         Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings herein as given to such terms in the Loan
Agreement.

                                   ARTICLE XX

         Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

         Section 20.01 Clause (a) of Section 9.17 of the Loan Agreement is
amended and restated in its entirety, as follows:

         " (a) EBITDA Covenant.

         Borrowers shall maintain EBITDA for each period set forth below of at least the amount set forth opposite such period:

                       Period                                        Amount
                       ------                                        ------
Six (6) months ended June 30, 2004                                  ($100,000)

Nine (9) months ended September 30, 2004                             $550,000

Twelve (12) months ended December 31, 2004                         $1,950,000

                                      -2-

Twelve (12) months ended March 31, 2005 and the twelve (12)
months ended on the last day of each calendar quarter              $1,900,000 "
thereafter

                                   ARTICLE XXI

         Condition. This Second Amendment shall be effective upon its execution and delivery by all parties hereto.

                                  ARTICLE XXII

         Representations and Warranties. To induce the Lender to enter into this
Second Amendment, each Borrower hereby represents and warrants to the Lender as follows:

         Section 22.01 The execution, delivery and performance by such Borrower of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Borrower, the organizational documents of such Borrower, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon such Borrower or any of its property;

         Section 22.02 Each of the Loan Agreement and the other Financing
Agreements, as amended by this Amendment, are the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and (ii) general principles of equity;

         Section 22.03 The representations and warranties contained in the Loan
Agreement and the other Financing Agreements are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case any such representation or warranty shall be true and correct on and as of such earlier date); and

         Section 22.04 Such Borrower has performed all of its obligations under the Loan Agreement and the Financing Agreements to be performed by it on or before the date hereof and as of the date hereof, such Borrower is in compliance with all applicable terms and provisions of the Loan Agreement, and each of the
Financing Agreements to be observed and performed by it, and no Default or Event of Default is in existence.

                                  ARTICLE XXIII

                                 Miscellaneous.

         Section 23.01 Expenses. Borrowers agree to pay, on demand, all costs and expenses of Lender (including the fees and expenses of outside counsel for
Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Second Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5(a) shall survive any termination of the Loan Agreement as amended hereby.

                                      -3-

         Section 23.02 Governing Law. This Second Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

         Section 23.03 Counterparts. This Second Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment.

         Section 23.04 Successors. This Second Amendment shall be binding upon
Borrowers and Lender and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns.

         Section 23.05 Ratification. Except as herein amended, the Loan
Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects.

                                      -4-

         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

LENDER                                       BORROWERS

CONGRESS FINANCIAL CORPORATION               FANSTEEL INC.
(CENTRAL)

By                                           By
   --------------------------------             --------------------------------
Title                                        Title
     ------------------------------               ------------------------------

                                             WELLMAN DYNAMICS CORPORATION

                                             By
                                                --------------------------------
                                             Title
                                                  ------------------------------

                                      -5-